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                               FORMS OF AGREEMENT FOR
                             CONTRIBUTION OF INTERESTS

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                      AGREEMENT FOR CONTRIBUTION OF INTERESTS

                                 [TWO PENN PLAZA]



         THIS AGREEMENT for the Contribution of Interests (this "Agreement") is made and entered into as of ___________, 1996, by and among The Mendik Company, L.P. ("Operating Partnership"), a Delaware limited partnership, whose managing general partner is the Mendik Group, Inc. (the "REIT"), a Delaware corporation, each of the parties listed on Exhibit A annexed hereto who executes a Partner Consent (hereinafter defined) agreeing to become a party to this Agreement (collectively referred to herein as "Contributors") and Bernard H. Mendik (in his capacity as a general partner of the Partnership (hereinafter defined), the "General Partner").

         WHEREAS, it is desired to consolidate (the "Consolidation") interests in up to seven general or limited partnerships or limited liability companies of which the General Partner or an affiliate is a general partner, together with the assets of Mendik Realty Company, Inc. and Mendik Management Company, Inc., each a New York corporation and affiliate of the General Partner, with and into Operating Partnership and to effect the initial public offering (the "Offering") of shares of common stock of the REIT ("Common Stock").

         WHEREAS, prior to the Consolidation, the REIT shall merge into The Mendik Company, Inc., a Maryland corporation, and from and after such merger, all references herein to the REIT shall refer to The Mendik Company, Inc.

         WHEREAS, Contributors are owners of interests (the "Contributed Interests") in Two Penn Plaza Associates L.P., a New York limited partnership (the "Partnership"), which Partnership owns land and improvements (the "Property") known as Two Penn Plaza, New York, New York;

         WHEREAS, in connection with the consummation of the Consolidation and the Offering, the parties hereto desire that Operating Partnership and, if designated by Operating Partnership, one or more special purpose subsidiary partnerships or limited liability companies of Operating Partnership or one or more other entities controlled by Operating Partnership (each a "Designated Subsidiary") acquire all of the interests in the Partnership through the contribution of such interests to Operating Partnership and/or one or more Designated Subsidiaries upon the terms and conditions provided herein and simultaneously acquire all of the interests in the Partnership owned by a major partner and its affiliates (collectively, the "Major Partner") pursuant to an Agreement (the "Major Partner Agreement") expected to be entered into between the Major Partner and FW Mendik REIT LLC, which Major Partner Agreement shall be assigned to Operating Partnership and/or a Designated Subsidiary prior to the Closing (hereinafter defined); and

         WHEREAS, if the holders of all of the interests in the Partnership (other than the Major Partner) do not execute the Partner Consent annexed to and made a part of the Memorandum (the "Partner Consent") or the Major Partner does not execute, or close under, the Major Partner Agreement, it is contemplated that Operating Partnership may attempt to effect the Consolidation in another manner, through a transfer of the Property to Operating Partnership (or a Designated Subsidiary) or merger of the Partnership with Operating Partnership (or a Designated Subsidiary) or other means.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein, Operating Partnership, Contributors and the General Partner hereby agree as follows:

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         1.   CONTRIBUTIONS.  Upon the Closing, and subject to the
satisfaction or waiver by Operating Partnership of the conditions set forth in Section 7 of this Agreement, Contributors shall contribute, convey and assign to Operating Partnership (and/or Designated Subsidiary) and Operating Partnership (and/or Designated Subsidiary) shall acquire from Contributors all of Contributors' right, title and interest in the Contributed Interests (the "Contributions"), including, without limitation, all of Contributors' interest in the profits, losses, property and capital of the Partnership allocable to the Contributed Interests, upon the terms and conditions set forth in this Agreement.

         2.   CONSIDERATION; DISTRIBUTIONS PRIOR TO CLOSING.

              (a) In full consideration for the contribution of the Contributed Interests, Operating Partnership shall deliver to Contributors at the Closing, units of limited partnership interests ("Units") in Operating Partnership determined in accordance with the methodology described in the Confidential Solicitation of Consents and Private Placement Memorandum (the "Memorandum") dated November 11, 1996.

              (b) On the date of the Closing (the "Closing Date"), the General Partner shall cause the Partnership to distribute approximately $1,600,000 to the Major Partner and to distribute approximately $800,000 to the General Partner, as agent for the Contributors, to pay the Conveyance Taxes payable by them pursuant to Section 9(b) hereof.

         3. ACCEPTANCE OF CONTRIBUTIONS. Operating Partnership hereby agrees that at the Closing it shall accept the Contributions and shall assume any and all rights, obligations and responsibilities of Contributors as owners of the Contributed Interests that arise from and after the Closing Date.

         4. CLOSING TIME AND PLACE. Unless another date or place is agreed to by the parties, the closing of the Contributions (the "Closing") shall take place contemporaneously with the closing of the Consolidation and the Offering at the offices of Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, New York, New York 10036, or such other place and time as Operating Partnership and the General Partner shall agree upon, upon the satisfaction or waiver of all conditions to the Closing set forth in Section 7 hereof.

         5. REPRESENTATIONS AND WARRANTIES OF OPERATING PARTNERSHIP. Operating Partnership hereby represents and warrants to Contributors as follows, which representations and warranties shall be true and correct on the Closing Date:

         5.1  ORGANIZATION, POWER AND AUTHORITY, AND QUALIFICATION.
Operating Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. The REIT is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Each of Operating Partnership and the REIT has the requisite power and authority to carry on its respective business as it is now being conducted. Each of Operating Partnership and the REIT is qualified to do business and is in good standing in each jurisdiction in which the character of its property owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified and in good standing would not have a material adverse effect on the business or financial condition of Operating Partnership or the REIT, as the case may be.

         5.2 AUTHORITY RELATIVE TO THIS AGREEMENT. Operating Partnership has taken all action necessary to authorize the execution, delivery and performance of this Agreement by Operating Partnership and no other proceedings on the part of Operating Partnership are

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necessary to authorize the execution and delivery of this Agreement and the consummation of the Contributions.

         None of the execution and delivery of this Agreement by Operating Partnership, the consummation by Operating Partnership of the Contributions or compliance by Operating Partnership with any of the provisions hereof shall (i) conflict with or result in any breach of any provisions of the Partnership Agreement of Operating Partnership; (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Operating Partnership is a party or by which it or any of its properties or assets may be bound; or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Operating Partnership; except in the case of (ii) or (iii) for violations, breaches, or defaults (A) that would not in the aggregate have a material adverse effect on the business or financial condition of Operating Partnership or the REIT, and that shall not impair the effectiveness of the Contributions contemplated hereby, or (B) for which waivers or consents have been or shall be obtained prior to the Closing Date.

         5.3 BINDING OBLIGATION. This Agreement has been duly and validly executed and delivered by Operating Partnership and constitutes a valid and binding agreement of Operating Partnership, enforceable against Operating Partnership in accordance with its terms, except that such enforcement may be subject to bankruptcy, conservatorship, receivership, insolvency, moratorium, or similar laws affecting creditors' rights generally or the rights of creditors of limited partnerships and to general principles of equity.

         5.4 INSOLVENCY. There are no attachments, executions or assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy, or under any other debtor relief laws, contemplated by or pending or threatened against Operating Partnership.

         5.5 BROKERS. Neither Operating Partnership nor the REIT has employed or dealt with any broker or finder, or incurred any liability therefor, in connection with the Contributions.

         5.6 VALID CONSIDERATION. The Units, when issued in accordance with this Agreement and the Operating Agreement of Operating Partnership, shall be duly and validly issued, fully paid and nonassessable, and the issuance thereof shall not be subject to preemptive or other similar rights.

         6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF CONTRIBUTORS. Each Contributor, in his, her or its capacity as a partner of the Partnership, hereby represents and warrants to and agrees with Operating Partnership with respect to his, her or its Contributed Interests as follows, which representations and warranties shall be true and correct on the Closing
Date:

         6.1 TITLE; AUTHORITY TO ASSIGN. Contributor (i) owns good and marketable, legal and beneficial title in and to his, her or its Contributed Interests which are held or by the Closing Date shall be held free of liens, encumbrances, judgments, adverse interests, pledges and security interests, other than any such interests in the Contributed Interests granted pursuant to the Partnership Agreement of the Partnership, (ii) holds the entire right, title and interest in and to his, her or its Contributed Interests, and (iii) has the full right, power, capacity and authority to validly contribute and convey his, her or its Contributed Interests pursuant to this Agreement.

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         6.2  NO BREACH OF PARTNERSHIP AGREEMENT.  None of the execution and delivery of this Agreement by Contributor, the consummation by Contributor of the Contribution or compliance by Contributor with any of the provisions hereof shall as of the Closing Date conflict with or result in any breach of any provisions of the Partnership Agreement of the Partnership or any other agreement to which Contributor is a party.

         6.3 INSOLVENCY. There are no attachments, executions or assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy, or under any other debtor relief laws, contemplated by or pending or, to the knowledge of Contributor, threatened against Contributor.

         6.4 LITIGATION. Contributor has no knowledge of any actual or pending litigation or proceeding by any organization, person, individual or governmental agency against Contributor with respect to or against or potentially affecting his, her or its Contributed Interests.

         6.5 BINDING OBLIGATION, ETC. This Agreement has been duly and validly executed and delivered by Contributor to Operating Partnership and constitutes a legal, valid and binding agreement of Contributor, enforceable against Contributor in accordance with its terms, except as such enforcement may be limited by bankruptcy, conservatorship, receivership, insolvency, moratorium or similar laws affecting creditors' rights generally and to general principles of equity. Contributor further represents and warrants that if Contributor is a corporation, partnership, trust or other entity, it has the power to, and is duly authorized and otherwise duly qualified to, purchase and hold securities such as Units and shares of Common Stock and such entity has its principal place of business as set forth on Exhibit A.

         6.6 BROKERS. Contributor has not employed or dealt with any broker or finder, or incurred any liability therefor, in connection with the Contribution.

         6.7  SECURITIES ACT AND OTHER REPRESENTATIONS AND AGREEMENTS.

              (a) (i) Upon the issuance of Units to Contributor, Contributor shall become subject to, and shall be bound by, the terms and provisions of the Partnership Agreement of Operating Partnership, including the terms of the power of attorney contained in Section 15.11 thereof, as the Partnership Agreement may be amended and restated from time to time in accordance with its terms.

                   (ii) Contributor or his, her or its advisor(s) have had a reasonable opportunity to ask questions of and receive information and answers from a person or persons acting on behalf of the Partnership concerning the Consolidation, and, as Contributor may deem necessary, to verify the information contained in the Memorandum, receipt of which is acknowledged, and any other information provided to Contributor by the Partnership or Operating Partnership and all such questions have been answered and all such information has been provided to the full satisfaction of Contributor.

                   (iii) Contributor is acquiring Units for his, her or its own account as principal, for investment and not with a view to resale or distribution, that the shares of Common Stock of the REIT which may be obtained upon redemption of the Units may not be transferred or otherwise disposed of by Contributor otherwise than in transactions pursuant to the registration statement required to be filed by the Company with respect to such shares of Common Stock or that are exempt from the registration requirements of the Securities Act of 1933 (the "Securities Act") and all applicable state and foreign securities laws, and that the REIT may refuse to transfer any

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shares of Common Stock as to which evidence of such registration or exemptions from such registration satisfactory to the REIT is not provided to it.

                   (iv) Contributor has sufficient knowledge and experience in financial, tax and business matters to enable him, her or it to evaluate the merits and risks of an investment in the Units. Contributor has the ability to bear the economic risk of acquiring the Units. Contributor acknowledges that (1) the transactions contemplated by this Agreement and the Memorandum involve complex tax consequences for each Contributor and each Contributor is relying solely on the advice of his, her or its own tax advisors in evaluating such consequences, and (2) neither Operating Partnership nor the General Partner has made (or shall be deemed to have made) any representations or warranties as to the tax consequences of such transaction to any Contributor. Each Contributor remains solely responsible for all tax matters relating to each Contributor.

                   (v) If needed, Contributor has discussed with his, her or its professional, legal, tax or financial advisors the suitability of an investment in Units or shares of Common Stock for his, her or its particular tax and financial situation. Nothing contained herein or in the Memorandum shall be deemed to imply any representation by Operating Partnership or the General Partner as to a particular tax effect that may be obtained by any Contributor. All information that Contributor has provided to Operating Partnership concerning himself or herself or itself and his, her or its financial position is correct and complete as of the date hereof, and if there should be any material change in such information prior to issuance of Units to the partners, he, she or it shall immediately provide such changed information to Operating Partnership.

                   (vi) Contributor has not disclosed any information contained in the Memorandum to anyone other than his or her spouse or his, her or its professional, legal, tax or financial advisors advising him, her or it in connection with this investment and has not reproduced the Memorandum other than for the use of such advisors.

              (b) STATUS AS A UNITED STATES PERSON. (i) Unless otherwise indicated on the Partner Consent, Contributor certifies that Contributor is not a foreign person within the meaning of Section 1445 of the Internal Revenue Code ("Section 1445"). To the extent that Contributor is not a foreign person within the meaning of Section 1445, (1) Contributor's U.S. taxpayer identification number that has previously been provided to the Partnership is accurate, (2) Contributor's home address (in the case of an individual) or office address (in the case of an entity) is that address indicated on Exhibit A of this Agreement and (3) if Contributor subsequently becomes a foreign person within the meaning of Section 1445, Contributor shall notify Operating Partnership within sixty (60) days of doing so.

                   (ii) If Contributor is a foreign person within the meaning of Section 1445, Operating Partnership shall withhold ten percent (10%) of the amount realized (as such term is defined in Section 1001 of the Internal Revenue Code) by Contributor in connection with the Contribution, unless Operating Partnership shall receives from Contributor a notice of nonrecognition transfer with respect to the Contribution by Contributor (in a form to be provided by Operating Partnership).

              (c) INDEMNIFICATION. Contributor hereby agrees to indemnify and hold harmless the Partnership, the REIT, Operating Partnership and the General Partner and any of the employees, agents, officers, directors and affiliated persons of the foregoing from any and all damages, losses, costs and expenses (including reasonable attorneys' fees) which they, or any of them, may incur by reason of a failure by Contributor to fulfill any of the terms and conditions of

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this Agreement or by reason of the breach by Contributor of any of the representations and warranties contained herein.

              (d) WAIVER AND CONTRIBUTION. Contributor understands that (i) the Units to be issued pursuant to the Consolidation have not been registered under the Securities Act and (ii) the failure to register such Units could result in Contributor being granted certain rights under the Federal securities laws, including a right to rescind Contributor's consent to the Consolidation. For the benefit of Operating Partnership, and in consideration of Operating Partnership's consummating the Consolidation, Contributor (x) hereby waives any and all rights he or she now has or may hereafter be granted to rescind his or her consent to the Consolidation on the basis that the Units issued in connection with the Consolidation were not registered (the "Waiver") and (y) agrees that if the Waiver is deemed void or unenforceable for any reason, including, without limitation, under Section 14 of the Securities Act, the entire beneficial interest in all property and amounts received by Contributor in any action to rescind the Consolidation (regardless of whether such action was initiated by Contributor) or otherwise received by Contributor as damages for failure to register the Units under the Securities Act, shall be promptly paid over and contributed by Contributor to Operating Partnership, for no additional consideration from Operating Partnership, other than the Units originally issued pursuant to the Consolidation.

         Whenever the context shall require, all words in the male, female or neuter gender shall be deemed to include the other genders, all singular words shall include the plural, and all plural words shall include the singular. All representations, covenants and agreements of Contributor set forth in this Agreement shall survive the consummation of the Consolidation contemplated by the Memorandum.

         7. CONDITIONS TO COMPLETION. In addition to the conditions to completion of the Consolidation set forth in the Memorandum, the obligations of Operating Partnership to consummate the transactions contemplated by this Agreement shall be subject to fulfillment (or waiver by Operating
Partnership) at or prior to the Closing of the following conditions:

         7.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties and covenants made by Contributors in this Agreement or in any document delivered by any of them pursuant to this Agreement shall be true and correct in all material respects when made and on and as of the Closing as though such representations, warranties and covenants were made on and as of such date.

         7.2 ACTIONS AFFECTING CONTRIBUTED INTERESTS. Contributors shall not have sold, assigned, leased, pledged, transferred or encumbered any of the Contributed Interests, or entered into any other consent, commitment, understanding or other agreement, or have incurred any material obligation or liability (contingent or absolute) with respect to the Contributed Interests.

         7.3 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the value or condition of the Partnership or the Property since the date hereof, except for changes resulting from the operation of the Partnership in the ordinary course of business consistent with past practice or as otherwise contemplated by the Memorandum, in each case that do not have a material adverse effect on the business or financial condition of the Partnership.

         7.4 CONSENTS. Any and all consents required by the Partnership Agreement of the Partnership, and any certificates, agreements, contribution and assumption instruments and other documents necessary or advisable to evidence the conveyance of the Contributed Interests and

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the admission of Operating Partnership (or Designated Subsidiary) into the
Partnership by virtue of the contribution of the Contributed Interests, shall have been obtained.

         7.5 NO ORDER OR INJUNCTION. The consummation of the Contributions shall not have been restrained, enjoined or prohibited by any order or injunction of any court or governmental authority of competent jurisdiction.

         7.6  CONSOLIDATION.  In addition to the consents set forth in
Section 7.4 above, all conditions to the closing of the Consolidation set forth in the underwriting agreement with respect to the Offering shall have been satisfied on terms satisfactory to Operating Partnership and the General Partner.

         8.   THE CLOSING.

         8.1 CONTRIBUTORS' CLOSING DOCUMENTS. At Closing, each Contributor shall deliver (or cause to be delivered pursuant to the Power of Attorney referred to in Section 11.9) or the General Partner shall deliver the following (all of which shall be duly executed and acknowledged where required):

              (a) A written document of conveyance contributing to Operating Partnership (and/or any Designated Subsidiary) title to Contributor's Contributed Interests, free and clear of any adverse claim or interest;

              (b) Such documents and certificates as Operating Partnership reasonably may require to establish the authority of the parties executing any documents in connection with the Contributions;

              (c) Such consents and instruments of admission as contemplated by Section 7.4 hereof; and

              (d) Such other documents, instruments and certificates as Operating Partnership and the General Partner, as agent for the Contributors, reasonably agree are necessary or appropriate, including without limitation recording and transfer forms and affidavits.

         8.2 OPERATING PARTNERSHIP'S CLOSING DOCUMENTS. At Closing, Operating Partnership shall deliver or cause to be delivered to the General Partner, as agent for the Contributors, the following:

              (a)  The Units; and

              (b) Such other documents and instruments as the General Partner, as agent for the Contributors, and Operating Partnership agree are necessary or appropriate, including without limitation recording and transfer forms and affidavits.

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         9.   TRANSFER TAXES AND CLOSING COSTS.

              (a) The General Partner and Operating Partnership shall join on the Closing Date in completing, executing, delivering and verifying the returns, affidavits and other documents required in connection with the documentary stamps in accordance with the New York State Real Estate Transfer Tax imposed by Article 31 of the Tax Law, the New York City Real Property Transfer Tax imposed by Title II of Chapter 46 of the Administrative Code of the City of New York, and any other tax payable by reason of the contribution of the Contributed Interests (collectively, the "Conveyance Taxes").

              (b) The Contributors hereby agree to pay and shall be solely responsible for the Conveyance Taxes due on the conveyance of the Contributed Interests. Using the amount distributed to the General Partner pursuant to
Section 2(b) hereof, the General Partner, as agent for the Contributors, shall timely pay to the appropriate tax collecting agency or official the amount of all Conveyance Taxes payable by reason of the Contributors' agreement to pay the Conveyance Taxes. The Contributors shall indemnify, defend and hold harmless Operating Partnership and the Partnership from and against all claims, liabilities, costs and expenses (including reasonable attorney's fees), incurred by Operating Partnership or the Partnership by reason of the failure of the Contributors to pay any Conveyance Taxes assessed or alleged to be due at any time with respect to the transfer of the Interests to Operating Partnership, including, without limitation, all interest and penalties thereon.

              (c) Operating Partnership shall also pay or provide for the payment of all other costs associated with the closing of the acquisition of the Contributed Interests pursuant to this Agreement, as described in the Memorandum.

         10. OPERATION IN THE ORDINARY COURSE. The General Partner shall use reasonable efforts to operate the Partnership and the Property in the ordinary course of business between the date hereof and the closing of the Consolidation, including making any necessary capital expenditures and leasing expenditures consistent with past practices to maintain the quality and value of the Property.

         11.  GENERAL PROVISIONS.

         11.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. It is the express intention and agreement of the parties hereto that the representations and warranties of the parties set forth in this Agreement shall survive the consummation of the Contributions and the Closing.

         11.2 NOTICES. All notices, demands, requests or other communications that may be or are required to be given or made by any party to the other parties pursuant to this Agreement shall be in writing and shall be hand delivered or transmitted by certified mail, express overnight mail or delivery service, telegram, telex or facsimile transmission to the parties at the addresses specified in Exhibit A or such other address as the addressee may indicate by written notice to the other party.

         Each notice, demand, request or communication that is given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the delivery receipt, the affidavit of messenger or (with respect to a telex) the answer back being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

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         11.3 GOVERNING LAW.  This Agreement, the rights and obligations of the parties hereto and any claims or disputes relating to such rights and obligations shall be governed by and construed under the laws of the State of New York.

         11.4 HEADINGS. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         11.5 BENEFIT AND ASSIGNMENT. No Contributor shall assign this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of Operating Partnership. Any purported assignment contrary to the terms hereof shall be null, void and of no force and effect.

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

         The Operating Partnership may designate one or more Designated Subsidiaries to acquire all or any part of the Contributed Interests (in which case the Designated Subsidiary shall execute a certificate at closing making the same representations and warranties as are made by Operating Partnership and references to Operating Partnership shall include the Designated Subsidiaries except where the context clearly indicates otherwise).

         11.6 SEVERABILITY. If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provisions or the remaining provisions of said agreement so long as the economic and legal substance of the Contributions is not affected in any manner materially adverse to either party.

         11.7 ENTIRE AGREEMENT; AMENDMENT. The Schedules and the Exhibits attached hereto are hereby incorporated into the Agreement as if fully set forth herein. This Agreement, and the Schedules and Exhibits attached hereto (each of which shall be deemed incorporated herein and made a part hereof), together with the Memorandum, contain the final and entire agreement between the parties hereto with respect to the Contributions, supersede all prior oral and written memoranda and agreements with respect to the matters contemplated herein, and are intended to be an integration of all prior negotiations and understandings. Contributors and Operating Partnership shall not be bound by any terms, conditions, statements, warranties or representations, oral or written, not contained or referred to herein or therein. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

         11.8 NO WAIVER. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instrument or document given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against any party hereto unless made in writing

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and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

         11.9 CONSENT AND POWER OF ATTORNEY. The General Partner hereby consents to the contribution of the Contributed Interests pursuant hereto by each of the Contributors. Each Contributor is executing a Partner Consent pursuant to which such Contributor (a) is executing this Agreement and (b) is consenting to each matter set forth therein. In addition, by executing this Agreement pursuant to the Consent, each Contributor is constituting and appointing each of David R. Greenbaum, John J. Silberstein and Christopher G. Bonk, individually, with full power of substitution, the true and lawful attorney-in-fact (the "Attorney") of such Contributor, with full power and authority in the name of and for and on behalf of such Contributor, to execute an instrument of conveyance contributing his, her or its Contributed Interests to Operating Partnership pursuant to the Consolidation on the terms set forth in the Memorandum, to execute the Partnership Agreement of Operating Partnership and the Registration Rights Agreement (as such term is defined in the Memorandum) and to execute any instruments required to be filed in connection with the Conveyance Taxes, and to execute any other instruments that the General Partner reasonably determines necessary or appropriate in connection with the contribution of the Interests pursuant to this Agreement.

         Each Contributor shall promptly notify the General Partner if any of the representations and warranties by that partner were not true and correct when made or become untrue at any time prior to the Closing.

         IN WITNESS WHEREOF, each of the Contributors has executed a separate Partner Consent agreeing to be bound by the terms of the Agreement and each of Operating Partnership, and the General Partner has caused this Agreement to be duly executed and delivered on its or his behalf as of the date first above written.


                                   THE MENDIK COMPANY, L.P.

                                   By:  Mendik Group, Inc.


                                        By:
                                           --------------------------------

                                        Name:
                                        Title:


                                   --------------------------
                                   Bernard H. Mendik


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                      AGREEMENT FOR CONTRIBUTION OF INTERESTS

                                  [866 U.N. PLAZA]



         THIS AGREEMENT for the Contribution of Interests (this "Agreement") is made and entered into as of _____________, 1996, by and among The Mendik Company, L.P. ("Operating Partnership"), a Delaware limited partnership, whose managing general partner is Mendik Group, Inc. (the "REIT"), a Delaware corporation, each of the parties listed on Exhibit A annexed hereto who executes a Partner Consent (hereinafter defined) agreeing to become a party to this Agreement (collectively referred to herein as "Contributors") and Bernard H. Mendik (in his capacity as a managing member of the Company (hereinafter defined), the "Managing Member").

         WHEREAS, it is desired to consolidate (the "Consolidation") interests in up to seven general or limited partnerships or limited liability companies of which the Managing Member or an affiliate is a general partner, together with the assets of Mendik Realty Company, Inc. and Mendik Management Company, Inc., each a New York corporation and affiliate of the Managing Member, with and into Operating Partnership and to effect the initial public offering (the "Offering") of shares of common stock of the REIT ("Common Stock").

         WHEREAS, prior to the Consolidation, the REIT shall merge into The Mendik Company, Inc., a Maryland corporation, and from and after such merger, all references herein to the REIT shall refer to The Mendik Company, Inc.

         WHEREAS, Contributors are owners of interests (the "Contributed Interests") in 866 U.N. Plaza Associates LLC, a New York limited liability company (the "Company"), which Company owns land and improvements (the "Property") known as 866 U.N. Plaza, New York, New York;

         WHEREAS, in connection with the consummation of the Consolidation and the Offering, the parties hereto desire that Operating Partnership and, if designated by Operating Partnership, one or more special purpose subsidiary partnerships or limited liability companies of Operating Partnership or one or more other entities controlled by Operating Partnership (each a "Designated Subsidiary") acquire all of the interests in the Company through the contribution of such interests to Operating Partnership and/or one or more Designated Subsidiaries upon the terms and conditions provided herein; and

         WHEREAS, if the holders of all of the interests in the Company do not execute the Partner Consent annexed to and made a part of the Memorandum (the "Partner Consent"), it is contemplated that Operating Partnership may attempt to effect the Consolidation in another manner, through a transfer of the Property to Operating Partnership (or a Designated Subsidiary) or merger of the Company with Operating Partnership (or a Designated Subsidiary) or other means.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein, Operating Partnership, Contributors and the Managing Member hereby agree as follows:

         1. CONTRIBUTIONS. Upon the Closing (hereinafter defined), and subject to the satisfaction or waiver by Operating Partnership of the conditions set forth in Section 7 of this Agreement, Contributors shall contribute, convey and assign to Operating Partnership (and/or Designated Subsidiary) and Operating Partnership (and/or Designated Subsidiary) shall acquire from Contributors all of Contributors' right, title and interest in the Contributed Interests (the "Contributions"), including, without limitation, all of Contributors' interest in the profits, losses, property and capital of the Company allocable to the Contributed Interests, and for each

Contributor who receives additional Units pursuant to Section 2(f) hereof, the cash distribution to that Contributor pursuant to the first sentence of
Section 2(e) hereof, upon the terms and conditions set forth in this Agreement.

         2.   CONSIDERATION; DISTRIBUTIONS PRIOR TO CLOSING.

              (a) In full consideration for the contribution of the Contributed Interests, Operating Partnership shall deliver to Contributors at the Closing, (i) with respect to the Property Value (as such term is defined in the Memorandum), units of limited partnership interests ("Units") in Operating Partnership determined in accordance with the methodology described in the Confidential Solicitation of Consents and Private Placement Memorandum (the "Memorandum") dated November 11, 1996, and (ii) additional Units as determined in accordance with Section 2(b) hereof.

              (b) If the sum of (i) the aggregate amount of the Net Other Assets (hereinafter defined) of the Company as of the close of business on the day preceding the date of the Closing (the "Closing Date"), plus (ii) the amount distributed pursuant to the first sentence of Section 2(e) hereof, plus (iii) 7% of the Cash Amount (as defined in Section 2(e) hereof) exceeds $9,250,000, Operating Partnership may elect to include all or any portion of such excess Net Other Assets (the "Included Excess Net Other Assets") in the transaction and issue Units (valued at the Final Offering Price (as such term is defined in the Memorandum) of the shares of Common Stock in the Offering) with a value equal to the amount of the Included Excess Net Other Assets; on the Closing Date, immediately prior to the Closing, the Managing Member shall cause the Company to distribute to its members an amount equal to any Net Other Assets which are in excess of $9,250,000 plus the Included Excess Net Other Assets.

                   If the sum of (i) the aggregate amount of the Net Other Assets of the Company as of the close of business on the day preceding the Closing Date, plus (ii) the amount distributed pursuant to the first sentence of Section 2(e) hereof, plus (iii) 7% of the Cash Amount (as defined in Section 2(e) hereof) is less than $9,250,000, Operating Partnership may terminate this Agreement by notice to Contributors.

                   As used in this Agreement, the following terms have the following meanings:

                   (i) "Net Other Assets" means the excess of Certain Other Assets over Certain Other Liabilities (as such terms are hereinafter defined).

                   (ii) "Certain Other Assets" means cash and cash equivalents (excluding 7% of the Cash Amount (as defined in Section 2(e) hereof)), marketable securities, accounts receivable (including any rent escalations payable with respect to the period through the Closing Date, but excluding any receivables with respect to any period after the month in which the Closing occurs, as well as any amount payable after the month in which the Closing occurs to the extent such amount has been recognized as income prior to the Closing), prepaid expenses (excluding any prepaid leasing costs relating to leases entered into prior to October 1, 1996), escrow deposits made by the Company, capital expenditures (other than tenant improvements or building improvements required by the terms of any lease and other than those committed capital expenditures listed on Exhibit B annexed hereto) made on or after October 1, 1996, amounts paid for leasing costs, tenant and building improvements or tenant acquisition costs relating to (1) leases entered into on or after October 1, 1996 and (2) leases entered into prior to October 1, 1996, but only to the extent of any leasing expenditures with respect to such leases entered into prior to October 1, 1996 which are set forth on Exhibit C annexed hereto. For the purpose of calculating Certain Other

Assets, the accounts receivable of the Company shall be valued at the face amount of the accounts receivable, net of a reserve for doubtful accounts determined in accordance with generally accepted accounting principles consistently applied (but without giving effect to the straight line requirement of FASB 13).

                   (iii) "Certain Other Liabilities" means accounts payable, accrued interest payable and other accrued liabilities (including any liability or obligation for leasing costs, tenant or building improvements or tenant acquisition costs payable relating to leases entered into prior to October 1, 1996 but excluding any liability or obligation for leasing costs, tenant or building improvements or tenant acquisition costs payable relating to (1) leases entered into on or after October 1, 1996 and (2) leases entered into prior to October 1, 1996, but only to the extent of any leasing expenditures with respect to such leases entered into prior to October 1, 1996 which are set forth on Exhibit C annexed hereto), the unpaid remaining cost of any committed capital expenditures listed on Exhibit B annexed hereto and prepaid rent received from tenants.

                   For purposes of this Section 2, the exercise of an option to renew a lease or to rent additional space pursuant to a lease shall be deemed a new lease entered into on the date the renewal option is exercised or the additional space is leased.

              (c) The Managing Member shall prepare and submit to Operating Partnership, not later than five days prior to the Closing Date, its best, good faith estimate of the Net Other Assets as of the close of business on the day preceding the Closing Date; such estimate shall be determined based upon the books and records of the Company. The estimate submitted to Operating Partnership shall be accompanied by (i) a statement setting forth in reasonable detail the calculation of the estimated Net Other Assets as of the close of business on the day preceding the Closing Date, and (ii) a certificate signed by the Managing Member confirming that the estimate was calculated in accordance with the terms of this Section 2. The estimate shall be final and binding on the parties unless, at least two days prior to the Closing, Operating Partnership gives written notice to the Managing Member that it objects to any item. The Operating Partnership and the Managing Member shall immediately consult with respect to any item objected to and their joint determination with respect to any items in dispute shall be final and binding on the parties. The number of additional Units to be delivered at Closing shall be based on the statement of Net Other Assets delivered by the Managing Member (or the undisputed amount of Net Other Assets) and the amount of Included Excess Net Other Assets based thereon. If Operating Partnership and the Managing Member are unable to reach agreement on the amount of Net Other Assets prior to Closing, within ten days after the Closing, the dispute shall be referred to and resolved by a "Big 6" firm of independent certified public accountants proposed by Operating Partnership and reasonably acceptable to the Managing Member, and the determination by that accounting firm shall be final and binding on the parties. Promptly after that determination, Operating Partnership shall deliver to the Managing Member, as agent for the Contributors, any additional Units payable as a result of the determination. The fees and expenses of the accounting firm shall be borne by Operating Partnership.

              (d) Any amounts collected by Operating Partnership after the Closing Date relating to the period through the Closing Date with respect to refunds of real estate taxes (less any costs incurred by Operating Partnership in obtaining such refunds and less any portion of such refunds required to be paid to tenants) shall be promptly paid to the Managing Member, as agent for the Contributors, not later than 10 days after the end of the month in which such amounts are collected.

              (e) As of the close of business on the day preceding the Closing, the Managing Member shall cause the Company to distribute to its members 93% of the Cash Amount

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

(as defined below), up to a maximum distribution of $7,440,000, provided that no such distribution shall reduce the Net Other Assets at Closing below $1,250,000. On the Closing Date, the Managing Member shall cause the Company to distribute to the Managing Member, as agent for the members, approximately $750,000 to pay the Conveyance Taxes (hereinafter defined) payable by them pursuant to Section 9(b) hereof, but such amount shall be deducted prior to the calculation of Net Other Assets. "Cash Amount" means the amount of cash of the Company as of the close of business on the day preceding the Closing (in excess of the $750,000 referred to in the preceding sentence), up to a maximum amount of $8,000,000, but excluding any cash that cannot be distributed pursuant to the proviso to the first sentence of this Section 2(e).

              (f) At the Closing, each Contributor who does not elect on the Partner Consent to retain the cash distribution to be made pursuant to the first sentence of Section 2(e) hereof shall exchange all or any portion of the cash so distributed to the Contributor for additional Units (valued at 93% of the Final Offering Price of the shares of Common Stock in the Offering).

         3. ACCEPTANCE OF CONTRIBUTIONS. Operating Partnership hereby agrees that at the Closing it shall accept the Contributions and shall assume any and all rights, obligations and responsibilities of Contributors as owners of the Contributed Interests that arise from and after the Closing Date.

         4. CLOSING TIME AND PLACE. Unless another date or place is agreed to by the parties, the closing of the Contributions (the "Closing") shall take place contemporaneously with the closing of the Consolidation and the Offering at the offices of Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, New York, New York 10036, or such other place and time as Operating Partnership and the Managing Member shall agree upon, upon the satisfaction or waiver of all conditions to the Closing set forth in Section 7 hereof.

         5. REPRESENTATIONS AND WARRANTIES OF OPERATING PARTNERSHIP. Operating Partnership hereby represents and warrants to Contributors as follows, which representations and warranties shall be true and correct on the Closing Date:

         5.1 ORGANIZATION, POWER AND AUTHORITY, AND QUALIFICATION. Operating Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. The REIT is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Each of Operating Partnership and the REIT has the requisite power and authority to carry on its respective business as it is now being conducted. Each of Operating Partnership and the REIT is qualified to do business and is in good standing in each jurisdiction in which the character of its property owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified and in good standing would not have a material adverse effect on the business or financial condition of Operating Partnership or the REIT, as the case may be.

         5.2 AUTHORITY RELATIVE TO THIS AGREEMENT. Operating Partnership has taken all action necessary to authorize the execution, delivery and performance of this Agreement by Operating Partnership and no other proceedings on the part of Operating Partnership are necessary to authorize the execution and delivery of this Agreement and the consummation of the Contributions.

         None of the execution and delivery of this Agreement by Operating Partnership, the consummation by Operating Partnership of the Contributions or compliance by Operating Partnership with any of the provisions hereof shall (i) conflict with or result in any breach of any provisions of the Partnership Agreement of Operating Partnership; (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Operating Partnership is a party or by which it or any of its properties or assets may be bound; or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Operating Partnership; except in the case of (ii) or (iii) for violations, breaches, or defaults (A) that would not in the aggregate have a material adverse effect on the business or financial condition of Operating Partnership or the REIT, and that shall not impair the effectiveness of the Contributions contemplated hereby, or (B) for which waivers or consents have been or shall be obtained prior to the Closing Date.

         5.3 BINDING OBLIGATION. This Agreement has been duly and validly executed and delivered by Operating Partnership and constitutes a valid and binding agreement of Operating Partnership, enforceable against Operating Partnership in accordance with its terms, except that such enforcement may be subject to bankruptcy, conservatorship, receivership, insolvency, moratorium, or similar laws affecting creditors' rights generally or the rights of creditors of limited partnerships and to general principles of equity.

         5.4 INSOLVENCY. There are no attachments, executions or assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy, or under any other debtor relief laws, contemplated by or pending or threatened against Operating Partnership.

         5.5 BROKERS. Neither Operating Partnership nor the REIT has employed or dealt with any broker or finder, or incurred any liability therefor, in connection with the Contributions.

         5.6 VALID CONSIDERATION. The Units, when issued in accordance with this Agreement and the Operating Agreement of Operating Partnership, shall be duly and validly issued, fully paid and nonassessable, and the issuance thereof shall not be subject to preemptive or other similar rights.

         6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF CONTRIBUTORS. Each Contributor, in his, her or its capacity as a partner of the Company, hereby represents and warrants to and agrees with Operating Partnership with respect to his, her or its Contributed Interests as follows, which representations and warranties shall be true and correct on the Closing Date:

         6.1 TITLE; AUTHORITY TO ASSIGN. Contributor (i) owns good and marketable, legal and beneficial title in and to his, her or its Contributed Interests which are held or by the Closing Date shall be held free of liens, encumbrances, judgments, adverse interests, pledges and security interests, other than any such interests in the Contributed Interests granted pursuant to the Operating Agreement of the Company, (ii) holds the entire right, title and interest in and to his, her or its Contributed Interests, and (iii) has the full right, power, capacity and authority to validly contribute and convey his, her or its Contributed Interests pursuant to this Agreement.

         6.2 NO BREACH OF OPERATING AGREEMENT. None of the execution and delivery of this Agreement by Contributor, the consummation by Contributor of the Contribution or compliance by Contributor with any of the provisions hereof shall as of the Closing Date conflict with or result in any breach of any provisions of the Operating Agreement of the Company or any other agreement to which Contributor is a party.

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

         6.3 INSOLVENCY. There are no attachments, executions or assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy, or under any other debtor relief laws, contemplated by or pending or, to the knowledge of Contributor, threatened against Contributor.

         6.4 LITIGATION. Contributor has no knowledge of any actual or pending litigation or proceeding by any organization, person, individual or governmental agency against Contributor with respect to or against or potentially affecting his, her or its Contributed Interests.

         6.5 BINDING OBLIGATION, ETC. This Agreement has been duly and validly executed and delivered by Contributor to Operating Partnership and constitutes a legal, valid and binding agreement of Contributor, enforceable against Contributor in accordance with its terms, except as such enforcement may be limited by bankruptcy, conservatorship, receivership, insolvency, moratorium or similar laws affecting creditors' rights generally and to general principles of equity. Contributor further represents and warrants that if Contributor is a corporation, partnership, trust or other entity, it has the power to, and is duly authorized and otherwise duly qualified to, purchase and hold securities such as Units and shares of Common Stock and such entity has its principal place of business as set forth on Exhibit A.

         6.6 BROKERS. Contributor has not employed or dealt with any broker or finder, or incurred any liability therefor, in connection with the Contribution.

         6.7  SECURITIES ACT AND OTHER REPRESENTATIONS AND AGREEMENTS.

              (a) (i) Upon the issuance of Units to Contributor, Contributor shall become subject to, and shall be bound by, the terms and provisions of the Partnership Agreement of Operating Partnership, including the terms of the power of attorney contained in Section 15.11 thereof, as the Partnership Agreement may be amended and restated from time to time in accordance with its terms.

                   (ii) Contributor or his, her or its advisor(s) have had a reasonable opportunity to ask questions of and receive information and answers from a person or persons acting on behalf of the Company concerning the Consolidation, and, as Contributor may deem necessary, to verify the information contained in the Memorandum, receipt of which is acknowledged, and any other information provided to Contributor by the Company or Operating Partnership and all such questions have been answered and all such information has been provided to the full satisfaction of Contributor.

                   (iii) Contributor is acquiring Units for his, her or its own account as principal, for investment and not with a view to resale or distribution, that the shares of Common Stock of the REIT which may be obtained upon redemption of the Units may not be transferred or otherwise disposed of by Contributor otherwise than in transactions pursuant to the registration statement required to be filed by the Company with respect to such shares of Common Stock or that are exempt from the registration requirements of the Securities Act of 1933 (the "Securities Act") and all applicable state and foreign securities laws, and that the REIT may refuse to transfer any shares of Common Stock as to which evidence of such registration or exemptions from such registration satisfactory to the REIT is not provided to it.

                   (iv) Contributor has sufficient knowledge and experience in financial, tax and business matters to enable him, her or it to evaluate the merits and risks of an investment in the Units. Contributor has the ability to bear the economic risk of acquiring the Units. Contributor acknowledges that (1) the transactions contemplated by this Agreement and the

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Memorandum involve complex tax consequences for each Contributor and each
Contributor is relying solely on the advice of his, her or its own tax advisors in evaluating such consequences, and (2) neither Operating Partnership nor the Managing Member has made (or shall be deemed to have made) any representations or warranties as to the tax consequences of such transaction to any Contributor. Each Contributor remains solely responsible for all tax matters relating to each Contributor.

                   (v) If needed, Contributor has discussed with his, her or its professional, legal, tax or financial advisors the suitability of an investment in Units or shares of Common Stock for his, her or its particular tax and financial situation. Nothing contained herein or in the Memorandum shall be deemed to imply any representation by Operating Partnership or the Managing Member as to a particular tax effect that may be obtained by any Contributor. All information that Contributor has provided to Operating Partnership concerning himself or herself or itself and his, her or its financial position is correct and complete as of the date hereof, and if there should be any material change in such information prior to issuance of Units to the partners, he, she or it shall immediately provide such changed information to Operating Partnership.

                   (vi) Contributor has not disclosed any information contained in the Memorandum to anyone other than his or her spouse or his, her or its professional, legal, tax or financial advisors advising him, her or it in connection with this investment and has not reproduced the Memorandum other than for the use of such advisors.

              (b) STATUS AS A UNITED STATES PERSON. (i) Unless otherwise indicated on the Partner Consent, Contributor certifies that Contributor is not a foreign person within the meaning of Section 1445 of the Internal Revenue Code ("Section 1445"). To the extent that Contributor is not a foreign person within the meaning of Section 1445, (1) Contributor's U.S. taxpayer identification number that has previously been provided to the Partnership is accurate, (2) Contributor's home address (in the case of an individual) or office address (in the case of an entity) is that address indicated on Exhibit A of this Agreement and (3) if Contributor subsequently becomes a foreign person within the meaning of Section 1445, Contributor shall notify Operating Partnership within sixty (60) days of doing so.

                   (ii) If Contributor is a foreign person within the meaning of Section 1445, Operating Partnership shall withhold ten percent (10%) of the amount realized (as such term is defined in Section 1001 of the Internal Revenue Code) by Contributor in connection with the Contributions, unless Operating Partnership shall receives from Contributor a notice of nonrecognition transfer with respect to the Contributions by Contributor (in a form to be provided by Operating Partnership).

              (c) INDEMNIFICATION. Contributor hereby agrees to indemnify and hold harmless the Company, the REIT, Operating Partnership and the Managing Member and any of the employees, agents, officers, directors and affiliated persons of the foregoing from any and all damages, losses, costs and expenses (including reasonable attorneys' fees) which they, or any of them, may incur by reason of a failure by Contributor to fulfill any of the terms and conditions of this Agreement or by reason of the breach by Contributor of any of the representations and warranties contained herein.

              (d) WAIVER AND CONTRIBUTION. Contributor understands that (i) the Units to be issued pursuant to the Consolidation have not been registered under the Securities Act and (ii) the failure to register such Units could result in Contributor being granted certain rights under the Federal securities laws, including a right to rescind Contributor's consent to the Consolidation. For the benefit of Operating Partnership, and in consideration of Operating Partnership's

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consummating the Consolidation, Contributor (x) hereby waives any and all rights he or she now has or may hereafter be granted to rescind his or her consent to the Consolidation on the basis that the Units issued in connection with the Consolidation were not registered (the "Waiver") and (y) agrees that if the Waiver is deemed void or unenforceable for any reason, including, without limitation, under Section 14 of the Securities Act, the entire beneficial interest in all property and amounts received by Contributor in any action to rescind the Consolidation (regardless of whether such action was initiated by Contributor) or otherwise received by Contributor as damages for failure to register the Units under the Securities Act, shall be promptly paid over and contributed by Contributor to Operating Partnership, for no additional consideration from Operating Partnership, other than the Units originally issued pursuant to the Consolidation.

         Whenever the context shall require, all words in the male, female or neuter gender shall be deemed to include the other genders, all singular words shall include the plural, and all plural words shall include the singular. All representations, covenants and agreements of Contributor set forth in this Agreement shall survive the consummation of the Consolidation contemplated by the Memorandum.

         7. CONDITIONS TO COMPLETION. In addition to the conditions to completion of the Consolidation set forth in the Memorandum, the obligations of Operating Partnership to consummate the transactions contemplated by this Agreement shall be subject to fulfillment (or waiver by Operating
Partnership) at or prior to the Closing of the following conditions:

         7.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties and covenants made by Contributors in this Agreement or in any document delivered by any of them pursuant to this Agreement shall be true and correct in all material respects when made and on and as of the Closing as though such representations, warranties and covenants were made on and as of such date.

         7.2 ACTIONS AFFECTING CONTRIBUTED INTERESTS. Contributors shall not have sold, assigned, leased, pledged, transferred or encumbered any of the Contributed Interests, or entered into any other consent, commitment, understanding or other agreement, or have incurred any material obligation or liability (contingent or absolute) with respect to the Contributed Interests.

         7.3 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the value or condition of the Company or the Property since the date hereof, except for changes resulting from the operation of the Company in the ordinary course of business consistent with past practice or as otherwise contemplated by the Memorandum, in each case that do not have a material adverse effect on the business or financial condition of the Company.

         7.4 CONSENTS. Any and all consents required by the Operating Agreement of the Company, and any certificates, agreements, contribution and assumption instruments and other documents necessary or advisable to evidence the conveyance of the Contributed Interests and the admission of Operating Partnership (or Designated Subsidiary) into the Company by virtue of the contribution of the Contributed Interests, shall have been obtained.

         7.5 NO ORDER OR INJUNCTION. The consummation of the Contributions shall not have been restrained, enjoined or prohibited by any order or injunction of any court or governmental authority of competent jurisdiction.

         7.6  CONSOLIDATION.  In addition to the consents set forth in
Section 7.4 above, all conditions to the closing of the Consolidation set forth in the underwriting agreement with

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respect to the Offering shall have been satisfied on terms satisfactory to
Operating Partnership and the Managing Member.

         8.   THE CLOSING.

         8.1 CONTRIBUTORS' CLOSING DOCUMENTS. At Closing, each Contributor shall deliver (or cause to be delivered pursuant to the Power of Attorney referred to in Section 11.9) or the Managing Member shall deliver the following (all of which shall be duly executed and acknowledged where required):

              (a) A written document of conveyance contributing to Operating Partnership (and/or any Designated Subsidiary) title to Contributor's Contributed Interests, free and clear of any adverse claim or interest;

              (b) Such documents and certificates as Operating Partnership reasonably may require to establish the authority of the parties executing any documents in connection with the Contributions;

              (c) Such consents and instruments of admission as contemplated by Section 7.4 hereof; and

              (d) Such other documents, instruments and certificates as Operating Partnership and the Managing Member, as agent for the Contributors, reasonably agree are necessary or appropriate, including without limitation recording and transfer forms and affidavits.

         8.2 OPERATING PARTNERSHIP'S CLOSING DOCUMENTS. At Closing, Operating Partnership shall deliver or cause to be delivered to the Managing Member, as agent for the Contributors, the following:

              (a)  The Units; and

              (b) Such other documents and instruments as the Managing Member, as agent for the Contributors, and Operating Partnership agree are necessary or appropriate, including without limitation recording and transfer forms and affidavits.

         9.   TRANSFER TAXES AND CLOSING COSTS.

              (a) The Managing Member and Operating Partnership shall join on the Closing Date in completing, executing, delivering and verifying the returns, affidavits and other documents required in connection with the documentary stamps in accordance with the New York State Real Estate Transfer Tax imposed by Article 31 of the Tax Law, the New York City Real Property Transfer Tax imposed by Title II of Chapter 46 of the Administrative Code of the City of New York, and any other tax payable by reason of the contribution of the Contributed Interests (collectively, the "Conveyance Taxes").

              (b) The Contributors hereby agree to pay and shall be solely responsible for the Conveyance Taxes due on the conveyance of the Contributed Interests. Using the amount distributed to the Managing Member pursuant to
Section 2(b) hereof, the Managing Member, as agent for the Contributors, shall timely pay to the appropriate tax collecting agency or official the amount of all Conveyance Taxes payable by reason of the Contributors' agreement to pay the Conveyance Taxes. The Contributors shall indemnify, defend and hold harmless Operating Partnership and the Company from and against all claims, liabilities, costs and expenses (including

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reasonable attorney's fees), incurred by Operating Partnership or the Company by reason of the failure of the Contributors to pay any Conveyance Taxes assessed or alleged to be due at any time with respect to the transfer of the Interests to Operating Partnership, including, without limitation, all interest and penalties thereon.

              (c) Operating Partnership shall also pay or provide for the payment of all other costs associated with the closing of the acquisition of the Contributed Interests pursuant to this Agreement, as described in the Memorandum.

         10. OPERATION IN THE ORDINARY COURSE. The Managing Member shall use reasonable efforts to operate the Company and the Property in the ordinary course of business between the date hereof and the closing of the Consolidation, including making any necessary capital expenditures and leasing expenditures consistent with past practices to maintain the quality and value of the Property.

         11.  GENERAL PROVISIONS.

         11.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. It is the express intention and agreement of the parties hereto that the representations and warranties of the parties set forth in this Agreement shall survive the consummation of the Contributions and the Closing.

         11.2 NOTICES. All notices, demands, requests or other communications that may be or are required to be given or made by any party to the other parties pursuant to this Agreement shall be in writing and shall be hand delivered or transmitted by certified mail, express overnight mail or delivery service, telegram, telex or facsimile transmission to the parties at the addresses specified in Exhibit A or such other address as the addressee may indicate by written notice to the other party.

         Each notice, demand, request or communication that is given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the delivery receipt, the affidavit of messenger or (with respect to a telex) the answer back being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

         11.3 GOVERNING LAW. This Agreement, the rights and obligations of the parties hereto and any claims or disputes relating to such rights and obligations shall be governed by and construed under the laws of the State of New York.

         11.4 HEADINGS. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

         11.5 BENEFIT AND ASSIGNMENT. No Contributor shall assign this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of Operating Partnership. Any purported assignment contrary to the terms hereof shall be null, void and of no force and effect.

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

         The Operating Partnership may designate one or more Designated Subsidiaries to acquire all or any part of the Contributed Interests (in which case the Designated Subsidiary shall execute a certificate at closing making the same representations and warranties as are made by Operating Partnership and references to Operating Partnership shall include the Designated Subsidiaries except where the context clearly indicates otherwise).

         11.6 SEVERABILITY. If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provisions or the remaining provisions of said agreement so long as the economic and legal substance of the Contributions is not affected in any manner materially adverse to either party.

         11.7 ENTIRE AGREEMENT; AMENDMENT. The Schedules and the Exhibits attached hereto are hereby incorporated into the Agreement as if fully set forth herein. This Agreement, and the Schedules and Exhibits attached hereto (each of which shall be deemed incorporated herein and made a part hereof), together with the Memorandum, contain the final and entire agreement between the parties hereto with respect to the Contributions, supersede all prior oral and written memoranda and agreements with respect to the matters contemplated herein, and are intended to be an integration of all prior negotiations and understandings. Contributors and Operating Partnership shall not be bound by any terms, conditions, statements, warranties or representations, oral or written, not contained or referred to herein or therein. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

         11.8 NO WAIVER. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instrument or document given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

         11.9 CONSENT AND POWER OF ATTORNEY. The Managing Member hereby consents to the contribution of the Contributed Interests pursuant hereto by each of the Contributors. Each Contributor is executing a Partner Consent pursuant to which such Contributor (a) is executing this Agreement, and (b) is consenting to each matter set forth therein. In addition, by executing this Agreement pursuant to the Consent, each Contributor is constituting and appointing each of David R. Greenbaum, John J. Silberstein and Christopher G. Bonk, individually, with full power of substitution, the true and lawful attorney-in-fact (the "Attorney") of such Contributor, with full power and authority in the name of and for and on behalf of such Contributor, to execute an instrument of conveyance contributing his, her or its Contributed Interests to Operating Partnership pursuant to the Consolidation on the terms set forth in the Memorandum, to execute the Partnership Agreement of Operating Partnership and the Registration Rights Agreement (as such term is defined in the Memorandum) and to execute any instruments required to be filed in connection with the Conveyance Taxes, and to execute any other instruments that the Managing Member reasonably determines necessary or appropriate in connection with the contribution of the Interests pursuant to this Agreement.

         Each Contributor shall promptly notify the Managing Member if any of the representations and warranties by that partner were not true and correct when made or become untrue at any time prior to the Closing.

         IN WITNESS WHEREOF, each of the Contributors has executed a separate Partner Consent agreeing to be bound by the terms of the Agreement and each of Operating Partnership, and the Managing Member has caused this Agreement to be duly executed and delivered on its or his behalf as of the date first above written.


                                   THE MENDIK COMPANY, L.P.


                                   By:  Mendik Group, Inc.


                                        By
                                          ---------------------------------
                                        Name:
                                        Title:


                                   -----------------------------
                                   Bernard H. Mendik

                      AGREEMENT FOR CONTRIBUTION OF INTERESTS

                                [ELEVEN PENN PLAZA]



               THIS AGREEMENT for the Contribution of Interests (this "Agreement") is made and entered into as of ___________, 1996, by and among The Mendik Company, L.P. ("Operating Partnership"), a Delaware limited partnership, whose managing general partner is the Mendik Group, Inc. (the "REIT"), a Delaware corporation, each of the parties listed on Exhibit A annexed hereto who executes a Partner Consent (hereinafter defined) agreeing to become a party to this Agreement (collectively referred to herein as "Contributors") and Bernard H. Mendik (in his capacity as a general partner of the Partnerships (hereinafter defined), the "General Partner").

               WHEREAS, it is desired to consolidate (the "Consolidation") interests in up to seven general or limited partnerships or limited liability companies of which the General Partner or an affiliate is a general partner, together with the assets of Mendik Realty Company, Inc. and Mendik Management Company, Inc., each a New York corporation and affiliate of the General Partner, with and into Operating Partnership and to effect the initial public offering (the "Offering") of shares of common stock of the REIT ("Common Stock").

               WHEREAS, prior to the Consolidation, the REIT shall merge into The Mendik Company, Inc., a Maryland corporation, and from and after such merger, all references herein to the REIT shall refer to The Mendik Company, Inc.

               WHEREAS, Contributors are owners of interests (the "Contributed Interests") in M/F Associates, a New York limited partnership, MS Associates, a New York limited partnership, M/F Eleven Associates, a New York limited Partnership and M/S Eleven Associates, a New York limited partnership (collectively, the "Partnerships"), which together own all of the partnership interests in M393 Associates, a New York general partnership, and M Eleven Associates, a new York general partnership (collectively, the "Middle Partnerships"), which together own all of the interests in Eleven Penn Plaza Company, a New York joint venture ("Eleven Penn"), which owns land and improvements (the "Property") known as Eleven Penn Plaza, New York, New York;

               WHEREAS, in connection with the consummation of the Consolidation and the Offering, the parties hereto desire that Operating Partnership and, if designated by Operating Partnership, one or more special purpose subsidiary partnerships or limited liability companies of Operating
Partnership or one or more other entities controlled by Operating Partnership (each a "Designated Subsidiary") acquire all of the interests in the Partnerships through the contribution of such interests to Operating
Partnership and/or one or more Designated Subsidiaries upon the terms and conditions provided herein; and

               WHEREAS, if the holders of all of the interests in the Partnerships do not execute the Partner Consent annexed to and forming a part of the Memorandum (the "Partner Consent"), it is contemplated that Operating Partnership may purchase only those interests in the Partnerships owned by the Contributors, or Operating Partnership and the Partnerships, the Middle Partnerships and/or Eleven Penn may attempt to effect the Consolidation in another manner.

               NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein, Operating Partnership, Contributors and the General Partner hereby agree as follows:

               1. CONTRIBUTIONS. Upon the Closing (hereinafter defined), and subject to the satisfaction or waiver by Operating Partnership of the conditions set forth in Section 7 of this Agreement, Contributors shall contribute, convey and assign to Operating Partnership (and/or Designated Subsidiary) and Operating Partnership (and/or Designated Subsidiary) shall acquire from Contributors all of Contributors' right, title and interest in the Contributed Interests (the "Contributions"), including, without limitation, all of Contributors' interest in the profits, losses, property and capital of the Partnership allocable to the Contributed Interests, upon the terms and conditions set forth in this Agreement.

               2.   CONSIDERATION; DISTRIBUTIONS PRIOR TO CLOSING.

                    (a) In full consideration for the contribution of the Contributed Interests, Operating Partnership shall deliver to Contributors at the Closing, (i) with respect to the Property Value (as such term is defined in the Memorandum) for the Property, units of limited partnership interests ("Units") in Operating Partnership, determined in accordance with the methodology described in the Confidential Solicitation of Consents and Private Placement Memorandum (the "Memorandum") dated November 11, 1996, and
(ii) additional Units as determined in accordance with Section 2(b) hereof.

                         (b)  If the aggregate amount of the Net Other Assets
(hereinafter defined) of Eleven Penn as of the close of business on the day preceding the date of the Closing (the "Closing Date") exceeds $0, Operating Partnership may elect to include all or any portion of such excess Net Other Assets (the "Included Excess Net Other Assets") in the transaction and issue Units (valued at the Final Offering Price (as such term is defined in the Memorandum) of the shares of Common Stock in the Offering) with a value equal to the amount of the Included Excess Net Other Assets; on the Closing Date, immediately prior to the Closing, the General Partner shall cause Eleven Penn to distribute to the Middle Partnerships and the Middle Partnerships to distribute to the Partnerships and the Partnerships to distribute their partners an amount equal to any Net Other Assets which are in excess of the Included Excess Net Other Assets; provided however, if less than all of the partners of M/F Associates, M/F Eleven Associates, M/S Associates and M/S Eleven Associates are Contributors, Operating Partnership shall issue Units with respect to the Included Excess Net Other Assets allocable only to the Contributors.

                       If the aggregate amount of the Net Other Assets of Eleven Penn as of the close of business on the day preceding the Closing Date is less than $0, then, Operating Partnership may terminate this Agreement by notice to the Contributors.

                       As used in this Agreement, the following terms have the following meanings:

                       (i) "Net Other Assets" means the excess of Certain Other Assets over Certain Other Liabilities (as such terms are hereinafter defined).

                       (ii) "Certain Other Assets" means cash and cash equivalents, marketable securities, accounts receivable (including any rent escalations payable with respect to the period through the Closing Date, but excluding any receivable with respect to any period after the month in which the Closing occurs, as well as any amount payable after the month in which the Closing occurs to the extent such amount has been recognized as income prior to the Closing), prepaid expenses (excluding any prepaid leasing costs relating to leases entered into prior to October 1, 1996), escrow deposits made by Eleven Penn, capital expenditures (other than tenant improvements or building improvements required by the terms of any lease and other than those committed capital expenditures listed on Exhibit B annexed hereto) made on or after October 1,

1996, amounts paid for leasing costs, tenant and building improvements or tenant acquisition costs relating to (1) leases entered into on or after October 1, 1996 and (2) leases entered into prior to October 1, 1996 but only to the extent of any leasing expenditures with respect to such leases entered into prior to October 1, 1996 which are set forth on Exhibit C annexed hereto. For the purpose of calculating Certain Other Assets, the accounts receivable of Eleven Penn shall be valued at the face amount of the accounts receivable, net of a reserve for doubtful accounts determined in accordance with generally accepted accounting principles consistently applied (but without giving effect to the straight line requirement of FASB 13).

                         (iii)  "Certain Other Liabilities" means accounts
payable, accrued interest payable and other accrued liabilities (including any liability or obligation for leasing costs, tenant or building improvements or tenant acquisition costs payable relating to leases entered into prior to October 1, 1996, but excluding any liability or obligation for leasing costs, tenant or building improvements or tenant acquisition costs payable relating to (1) leases entered into on or after October 1, 1996 and
(2) leases entered into prior to October 1, 1996, but only to the extent of any leasing expenditures with respect to such leases entered into prior to October 1, 1996 which are set forth on Exhibit C annexed hereto), the unpaid remaining cost of any committed capital expenditures listed on Exhibit B annexed hereto and prepaid rent received from tenants.

                       For purposes of this Section 2, the exercise of an option to renew a lease or to rent additional space pursuant to a lease shall be deemed a new lease entered into on the date the renewal option is exercised or the additional space is leased.

                  (c) The General Partner shall prepare and submit to Operating Partnership, not later than five days prior to the Closing Date, its best, good faith estimate of the Net Other Assets as of the close of business on the day preceding the Closing Date; such estimate shall be determined based upon the books and records of Eleven Penn. The estimate submitted to Operating Partnership shall be accompanied by (i) a statement setting forth in reasonable detail the calculation of the estimated Net Other Assets as of the close of business on the day preceding the Closing Date, and (ii) a certificate signed by the General Partner confirming that the estimate was calculated in accordance with the terms of this Section 2. The estimate shall be final and binding on the parties unless, at least two days prior to the Closing, Operating Partnership gives written notice to the General
Partner that it objects to any item. The Operating Partnership and the General Partner shall immediately consult with respect to any item objected to and their joint determination with respect to any items in dispute shall be final and binding on the parties. The number of additional Units to be delivered at Closing shall be based on the statement of Net Other Assets delivered by the General Partner (or the undisputed amount of Net Other
Assets) and the amount of Included Excess Net Other Assets based thereon. If Operating Partnership and the General Partner are unable to reach agreement on the amount of Net Other Assets prior to Closing, within ten days after the Closing, the dispute shall be referred to and resolved by a "Big 6" firm of independent certified public accountants proposed by Operating Partnership and reasonably acceptable to the General Partner, and the determination by that accounting firm shall be final and binding on the parties. Promptly after that determination, Operating Partnership shall deliver to the General Partner, as agent for the Contributors, any additional Units payable as a result of the determination. The fees and expenses of the accounting firm shall be borne by Operating Partnership.

                  (d) Any amounts collected by Operating Partnership after the Closing Date relating to the period through the Closing Date with respect to refunds of real estate taxes paid by Eleven Penn (less any costs incurred by Operating Partnership in obtaining such refunds and less any portion of such refunds required to be paid to tenants) shall be promptly paid to the General

Partner, as agent for the Contributors, not later than 10 days after the end of the month in which such amounts are collected.

                    (e) Prior to the close of business on the day preceding the Closing, the General Partner shall cause each of the Middle Partnerships and each of the Partnerships to satisfy any outstanding liabilities and, on the Closing Date, the General Partner shall cause Eleven Penn to distribute to the Partnerships and the Partnerships to distribute to the General Partners, as agent for the Contributors, approximately $1,900,000 to pay the Conveyance Taxes (hereinafter defined) payable by them pursuant to Section 9(b) hereof
(any amount so distributed by Eleven Penn to be deducted prior to the calculation of Net Other Assets).

               3. ACCEPTANCE OF CONTRIBUTIONS. Operating Partnership hereby agrees that at the Closing it shall accept the Contributions and shall assume any and all rights, obligations and responsibilities of Contributors as owners of the Contributed Interests that arise from and after the Closing Date.

               4. CLOSING TIME AND PLACE. Unless another date or place is agreed to by the parties, the closing of the Contributions (the "Closing") shall take place contemporaneously with the closing of the Consolidation and the Offering at the offices of Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, New York, New York 10036, or such other place and time as Operating Partnership and the General Partner shall agree upon, upon the satisfaction or waiver of all conditions to the Closing set forth in Section 7 hereof.

               5. REPRESENTATIONS AND WARRANTIES OF OPERATING PARTNERSHIP. Operating Partnership hereby represents and warrants to Contributors as follows, which representations and warranties shall be true and correct on the Closing Date:

               5.1 ORGANIZATION, POWER AND AUTHORITY, AND QUALIFICATION. Operating Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. The REIT is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Each of Operating Partnership and the REIT has the requisite power and authority to carry on its respective business as it is now being conducted. Each of Operating Partnership and the REIT is qualified to do business and is in good standing in each jurisdiction in which the character of its property owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified and in good standing would not have a material adverse effect on the business or financial condition of Operating Partnership or the REIT, as the case may be.

               5.2 AUTHORITY RELATIVE TO THIS AGREEMENT. Operating Partnership has taken all action necessary to authorize the execution, delivery and performance of this Agreement by Operating Partnership and no other proceedings on the part of Operating Partnership are necessary to authorize the execution and delivery of this Agreement and the consummation of the Contributions.

               None of the execution and delivery of this Agreement by Operating Partnership, the consummation by Operating Partnership of the Contributions or compliance by Operating Partnership with any of the provisions hereof shall (i) conflict with or result in any breach of any provisions of the Partnership Agreement of Operating Partnership; (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Operating Partnership is a party or by which it or any of its properties or assets may be bound; or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Operating Partnership; except in the case of (ii) or (iii) for violations, breaches, or defaults (A) that would not in the aggregate have a material adverse effect on the business or financial condition of Operating Partnership or the REIT, and that shall not impair the effectiveness of the Contributions contemplated hereby, or (B) for which waivers or consents have been or shall be obtained prior to the Closing Date.

             5.3 BINDING OBLIGATION. This Agreement has been duly and validly executed and delivered by Operating Partnership and constitutes a valid and binding agreement of Operating Partnership, enforceable against Operating Partnership in accordance with its terms, except that such enforcement may be subject to bankruptcy, conservatorship, receivership, insolvency, moratorium, or similar laws affecting creditors' rights generally or the rights of creditors of limited partnerships and to general principles of equity.

             5.4 INSOLVENCY. There are no attachments, executions or assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy, or under any other debtor relief laws, contemplated by or pending or threatened against Operating Partnership.

             5.5 BROKERS. Neither Operating Partnership nor the REIT has employed or dealt with any broker or finder, or incurred any liability therefor, in connection with the Contributions.

             5.6 VALID CONSIDERATION. The Units, when issued in accordance with this Agreement and the Operating Agreement of Operating Partnership, shall be duly and validly issued, fully paid and nonassessable, and the issuance thereof shall not be subject to preemptive or other similar rights.

             6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF CONTRIBUTORS. Each Contributor, in his, her or its capacity as a partner of the Partnership, hereby represents and warrants to and agrees with Operating Partnership with respect to his, her or its Contributed Interests as follows, which representations and warranties shall be true and correct on the Closing
Date:

             6.1 TITLE; AUTHORITY TO ASSIGN. Contributor (i) owns good and marketable, legal and beneficial title in and to his, her or its Contributed Interests which are held or by the Closing Date shall be held free of liens, encumbrances, judgments, adverse interests, pledges and security interests, other than any such interests in the Contributed Interests granted pursuant to the Operating Agreement of the Partnership, (ii) holds the entire right, title and interest in and to his, her or its Contributed Interests, and (iii) has the full right, power, capacity and authority to validly contribute and convey his, her or its Contributed Interests pursuant to this Agreement.

             6.2 NO BREACH OF OPERATING AGREEMENT. None of the execution and delivery of this Agreement by Contributor, the consummation by Contributor of the Contributions or compliance by Contributor with any of the provisions hereof shall as of the Closing Date conflict with or result in any breach of any provisions of the Operating Agreement of the Partnership or any other agreement to which Contributor is a party.

             6.3 INSOLVENCY. There are no attachments, executions or assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy, or under any other debtor relief laws, contemplated by or pending or, to the knowledge of Contributor, threatened against Contributor.

               6.4 LITIGATION. Contributor has no knowledge of any actual or pending litigation or proceeding by any organization, person, individual or governmental agency against Contributor with respect to or against or potentially affecting his, her or its Contributed Interests.

               6.5 BINDING OBLIGATION, ETC. This Agreement has been duly and validly executed and delivered by Contributor to Operating Partnership and constitutes a legal, valid and binding agreement of Contributor, enforceable against Contributor in accordance with its terms, except as such enforcement may be limited by bankruptcy, conservatorship, receivership, insolvency, moratorium or similar laws affecting creditors' rights generally and to general principles of equity. Contributor further represents and warrants that if Contributor is a corporation, partnership, trust or other entity, it has the power to, and is duly authorized and otherwise duly qualified to, purchase and hold securities such as Units and shares of Common Stock and such entity has its principal place of business as set forth on Exhibit A.

               6.6 BROKERS. Contributor has not employed or dealt with any broker or finder, or incurred any liability therefor, in connection with the Contributions.

               6.7  SECURITIES ACT AND OTHER REPRESENTATIONS AND AGREEMENTS.

                    (a) (i) Upon the issuance of Units to Contributor, Contributor shall become subject to, and shall be bound by, the terms and provisions of the Partnership Agreement of Operating Partnership, including the terms of the power of attorney contained in Section 15.11 thereof, as the Partnership Agreement may be amended and restated from time to time in accordance with its terms.

                        (ii) Contributor or his, her or its advisor(s) have had a reasonable opportunity to ask questions of and receive information and answers from a person or persons acting on behalf of the Partnership concerning the Consolidation, and, as Contributor may deem necessary, to verify the information contained in the Memorandum, receipt of which is acknowledged, and any other information provided to Contributor by the Partnership or Operating Partnership and all such questions have been answered and all such information has been provided to the full satisfaction of Contributor.

                       (iii) Contributor is acquiring Units for his, her or its own account as principal, for investment and not with a view to resale or distribution, that the shares of Common Stock of the REIT which may be obtained upon redemption of the Units may not be transferred or otherwise disposed of by Contributor otherwise than in transactions pursuant to the registration statement required to be filed by the Partnership with respect to such shares of Common Stock or that are exempt from the registration requirements of the Securities Act of 1933 (the "Securities Act") and all applicable state and foreign securities laws, and that the REIT may refuse to transfer any shares of Common Stock as to which evidence of such registration or exemptions from such registration satisfactory to the REIT is not provided to it.

                       (iv) Contributor has sufficient knowledge and experience in financial, tax and business matters to enable him, her or it to evaluate the merits and risks of an investment in the Units. Contributor has the ability to bear the economic risk of acquiring the Units. Contributor acknowledges that (1) the transactions contemplated by this Agreement and the Memorandum involve complex tax consequences for each Contributor and each Contributor is relying solely on the advice of his, her or its own tax advisors in evaluating such consequences, and (2) neither Operating
Partnership nor the General Partner has made (or shall be deemed to have made) any representations or warranties as to the tax consequences of such transaction to any

Contributor. Each Contributor remains solely responsible for all tax matters relating to each Contributor.

                         (v)  If needed, Contributor has discussed with his, her
or its professional, legal, tax or financial advisors the suitability of an investment in Units or shares of Common Stock for his, her or its particular tax and financial situation. Nothing contained herein or in the Memorandum shall be deemed to imply any representation by Operating Partnership or the General Partner as to a particular tax effect that may be obtained by any Contributor. All information that Contributor has provided to Operating Partnership concerning himself or herself or itself and his, her or its financial position is correct and complete as of the date hereof, and if there should be any material change in such information prior to issuance of Units to the partners, he, she or it shall immediately provide such changed information to Operating Partnership.

                            (vi)  Contributor has not disclosed any information
contained in the Memorandum to anyone other than his or her spouse or his, her or its professional, legal, tax or financial advisors advising him, her or it in connection with this investment and has not reproduced the Memorandum other than for the use of such advisors.

                   (b) STATUS AS A UNITED STATES PERSON. (i) Unless otherwise indicated on the Partner Consent, Contributor certifies that Contributor is not a foreign person within the meaning of Section 1445 of the Internal
Revenue Code ("Section 1445"). To the extent that Contributor is not a foreign person within the meaning of Section 1445, (1) Contributor's U.S. taxpayer identification number that has previously been provided to the Partnership is accurate, (2) Contributor's home address (in the case of an individual) or office address (in the case of an entity) is that address indicated on Exhibit A of this Agreement and (3) if Contributor subsequently becomes a foreign person within the meaning of Section 1445, Contributor shall notify Operating Partnership within sixty (60) days of doing so.

                            (ii)  If Contributor is a foreign person within the
meaning of Section 1445, Operating Partnership shall withhold ten percent
(10%) of the amount realized (as such term is defined in Section 1001 of the Internal Revenue Code) by Contributor in connection with the Contributions, unless Operating Partnership shall receives from Contributor a notice of nonrecognition transfer with respect to the Contributions by Contributor (in a form to be provided by Operating Partnership).

                   (c) INDEMNIFICATION. Contributor hereby agrees to indemnify and hold harmless the Partnership, the REIT, Operating Partnership and the General Partner and any of the employees, agents, officers, directors and affiliated persons of the foregoing from any and all damages, losses, costs and expenses (including reasonable attorneys' fees) which they, or any of them, may incur by reason of a failure by Contributor to fulfill any of the terms and conditions of this Agreement or by reason of the breach by Contributor of any of the representations and warranties contained herein.

                    (d)  WAIVER AND CONTRIBUTIONS.  Contributor understands that
(i) the Units to be issued pursuant to the Consolidation have not been registered under the Securities Act and (ii) the failure to register such Units could result in Contributor being granted certain rights under the Federal securities laws, including a right to rescind Contributor's consent to the Consolidation. For the benefit of Operating Partnership, and in consideration of Operating Partnership's consummating the Consolidation, Contributor (x) hereby waives any and all rights he or she now has or may hereafter be granted to rescind his or her consent to the Consolidation on the basis that the Units issued in connection with the Consolidation were not registered (the "Waiver") and (y) agrees that if the Waiver is deemed void or unenforceable for any reason, including, without limitation, under Section 14 of the Securities Act, the entire beneficial interest in all property and amounts received by Contributor in any action to rescind the Consolidation (regardless of whether such action was initiated by Contributor) or otherwise received by Contributor as damages for failure to register the Units under the Securities Act, shall be promptly paid over and contributed by Contributor to Operating Partnership, for no additional consideration from Operating Partnership, other than the Units originally issued pursuant to the Consolidation.

               Whenever the context shall require, all words in the male, female or neuter gender shall be deemed to include the other genders, all singular words shall include the plural, and all plural words shall include the singular. All representations, covenants and agreements of Contributor set forth in this Agreement shall survive the consummation of the Consolidation contemplated by the Memorandum.

               7. CONDITIONS TO COMPLETION. In addition to the conditions to completion of the Consolidation set forth in the Memorandum, the obligations of Operating Partnership to consummate the transactions contemplated by this Agreement shall be subject to fulfillment (or waiver by Operating
Partnership) at or prior to the Closing of the following conditions:

               7.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties and covenants made by Contributors in this Agreement or in any document delivered by any of them pursuant to this Agreement shall be true and correct in all material respects when made and on and as of the Closing as though such representations, warranties and covenants were made on and as of such date.

               7.2 ACTIONS AFFECTING CONTRIBUTED INTERESTS. Contributors shall not have sold, assigned, leased, pledged, transferred or encumbered any of the Contributed Interests, or entered into any other consent, commitment, understanding or other agreement, or have incurred any material obligation or liability (contingent or absolute) with respect to the Contributed Interests.

               7.3 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the value or condition of the Partnership or the Property since the date hereof, except for changes resulting from the operation of the Partnership in the ordinary course of business consistent with past practice or as otherwise contemplated by the Memorandum, in each case that do not have a material adverse effect on the business or financial condition of the Partnership.

               7.4 CONSENTS. Any and all consents required by the Operating Agreement of the Partnership, and any certificates, agreements, contribution and assumption instruments and other documents necessary or advisable to evidence the conveyance of the Contributed Interests and the admission of Operating Partnership (or Designated Subsidiary) into the Partnership by virtue of the contribution of the Contributed Interests, shall have been obtained.

               7.5 NO ORDER OR INJUNCTION. The consummation of the Contributions shall not have been restrained, enjoined or prohibited by any order or injunction of any court or governmental authority of competent jurisdiction.

               7.6  CONSOLIDATION.  In addition to the consents set forth in
Section 7.4 above, all conditions to the closing of the Consolidation set forth in the underwriting agreement with respect to the Offering shall have been satisfied on terms satisfactory to Operating Partnership and the General Partner.

             8.   THE CLOSING.

             8.1 CONTRIBUTORS' CLOSING DOCUMENTS. At Closing, each Contributor shall deliver (or cause to be delivered pursuant to the Power of Attorney referred to in Section 11.9) or the General Partner shall deliver the following (all of which shall be duly executed and acknowledged where required):

                  (a) A written document of conveyance contributing to Operating Partnership (and/or any Designated Subsidiary) title to
Contributor's Contributed Interests, free and clear of any adverse claim or interest;

                  (b) Such documents and certificates as Operating Partnership reasonably may require to establish the authority of the parties executing any documents in connection with the Contributions;

                  (c) Such consents and instruments of admission as contemplated by Section 7.4 hereof; and

                  (d) Such other documents, instruments and certificates as Operating Partnership and the General Partner, as agent for the Contributors, reasonably agree are necessary or appropriate, including without limitation recording and transfer forms and affidavits.

             8.2 OPERATING PARTNERSHIP'S CLOSING DOCUMENTS. At Closing, Operating Partnership shall deliver or cause to be delivered to the General Partner, as agent for the Contributors, the following:

                  (a)  The Units; and

                  (b) Such other documents and instruments as the General Partner, as agent for the Contributors, and Operating Partnership agree are necessary or appropriate, including without limitation recording and transfer forms and affidavits.

             9.   TRANSFER TAXES AND CLOSING COSTS.

                  (a) The General Partner and Operating Partnership shall join on the Closing Date in completing, executing, delivering and verifying the returns, affidavits and other documents required in connection with the documentary stamps in accordance with the New York State Real Estate Transfer Tax imposed by Article 31 of the Tax Law, the New York City Real Property Transfer Tax imposed by Title II of Chapter 46 of the Administrative Code of the City of New York, and any other tax payable by reason of the contribution of the Contributed Interests (collectively, the "Conveyance Taxes").

                  (b) The Contributors hereby agree to pay and shall be solely responsible for the Conveyance Taxes due on the conveyance of the Contributed Interests. Using the amount distributed to the General Partner pursuant to
Section 2(b) hereof, the General Partner, as agent for the Contributors, shall timely pay to the appropriate tax collecting agency or official the amount of all Conveyance Taxes payable by reason of the Contributors' agreement to pay the Conveyance Taxes. The Contributors shall indemnify, defend and hold harmless Operating Partnership and the Partnership from and against all claims, liabilities, costs and expenses (including reasonable attorney's fees), incurred by Operating Partnership or the Partnership by reason of the failure of the Contributors to pay any Conveyance Taxes assessed or alleged to be due at any time with respect to the transfer of the Interests to Operating Partnership, including, without limitation, all interest and penalties thereon.

                    (c) Operating Partnership shall also pay or provide for the payment of all other costs associated with the closing of the acquisition of the Contributed Interests pursuant to this Agreement, as described in the Memorandum.

               10. OPERATION IN THE ORDINARY COURSE. The General Partner shall use reasonable efforts to operate the Partnership and the Property in the ordinary course of business between the date hereof and the closing of the Consolidation, including making any necessary capital expenditures and leasing expenditures consistent with past practices to maintain the quality and value of the Property.

               11.  GENERAL PROVISIONS.

               11.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. It is the express intention and agreement of the parties hereto that the representations and warranties of the parties set forth in this Agreement shall survive the consummation of the Contributions and the Closing.

               11.2 NOTICES. All notices, demands, requests or other communications that may be or are required to be given or made by any party to the other parties pursuant to this Agreement shall be in writing and shall be hand delivered or transmitted by certified mail, express overnight mail or delivery service, telegram, telex or facsimile transmission to the parties at the addresses specified in Exhibit A or such other address as the addressee may indicate by written notice to the other party.

               Each notice, demand, request or communication that is given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the delivery receipt, the affidavit of messenger or (with respect to a telex) the answer back being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

               11.3 GOVERNING LAW. This Agreement, the rights and obligations of the parties hereto and any claims or disputes relating to such rights and obligations shall be governed by and construed under the laws of the State of New York.

               11.4 HEADINGS. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

               11.5 BENEFIT AND ASSIGNMENT. No Contributor shall assign this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of Operating Partnership. Any purported assignment contrary to the terms hereof shall be null, void and of no force and effect.

             This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

             The Operating Partnership may designate one or more Designated Subsidiaries to acquire all or any part of the Contributed Interests (in which case the Designated Subsidiary shall execute a certificate at closing making the same representations and warranties as are made by Operating Partnership and references to Operating Partnership shall include the Designated Subsidiaries except where the context clearly indicates otherwise).

             11.6 SEVERABILITY. If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provisions or the remaining provisions of said agreement so long as the economic and legal substance of the Contributions is not affected in any manner materially adverse to either party.

             11.7 ENTIRE AGREEMENT; AMENDMENT. The Schedules and the Exhibits attached hereto are hereby incorporated into the Agreement as if fully set forth herein. This Agreement, and the Schedules and Exhibits attached hereto (each of which shall be deemed incorporated herein and made a part hereof), together with the Memorandum, contain the final and entire agreement between the parties hereto with respect to the Contributions, supersede all prior oral and written memoranda and agreements with respect to the matters contemplated herein, and are intended to be an integration of all prior negotiations and understandings. Contributors and Operating Partnership shall not be bound by any terms, conditions, statements, warranties or representations, oral or written, not contained or referred to herein or therein. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

             11.8 NO WAIVER. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instrument or document given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

             11.9 CONSENT AND POWER OF ATTORNEY. The General Partner hereby consents to the contribution of the Contributed Interests pursuant hereto by each of the Contributors. Each Contributor is executing a Partner Consent pursuant to which such Contributor (a) is executing this Agreement, and (b) is consenting to each matter set forth therein. In addition, by executing this Agreement pursuant to the Consent, each Contributor is constituting and appointing each of David R. Greenbaum, John J. Silberstein and Christopher G. Bonk, individually, with full power of substitution, the true and lawful attorney-in-fact (the "Attorney") of such Contributor, with full power and authority in the name of and for and on behalf of such Contributor, to execute an instrument of conveyance contributing his, her or its Contributed Interests to Operating Partnership pursuant to the Consolidation on the terms set forth in the Memorandum, to execute the Partnership Agreement of Operating Partnership and the Registration Rights Agreement (as such term is defined in the Memorandum) and to execute any instruments required to be filed in connection with the Conveyance Taxes, and to execute any other instruments that the General Partner reasonably determines necessary or appropriate in connection with the contribution of the Interests pursuant to this Agreement.

               Each Contributor shall promptly notify the General Partner if any of the representations and warranties by that partner were not true and correct when made or become untrue at any time prior to the Closing.

               IN WITNESS WHEREOF, each of the Contributors has executed a separate Partner Consent agreeing to be bound by the terms of the Agreement and each of Operating Partnership, and the General Partner has caused this Agreement to be duly executed and delivered on its or his behalf as of the date first above written.

                                   THE MENDIK COMPANY, L.P.

                                   By:  Mendik Group, Inc.


                                        By: ________________________________
                                        Name:
                                        Title:

                                   THE MENDIK PARTNERSHIP, L.P.

                                        By: ________________________________
                                             Bernard H. Mendik, general
                                              partner

                      AGREEMENT FOR CONTRIBUTION OF INTERESTS

                                [330 MADISON AVENUE]


     THIS AGREEMENT for the Contribution of Interests (this "Agreement") is made and entered into as of ___________, 1996, by and among The Mendik Company, L.P. ("Operating Partnership"), a Delaware limited partnership, whose managing general partner is Mendik Group, Inc. (the "REIT"), a Delaware corporation, each of the parties listed on Exhibit A annexed hereto who executes a Partner Consent (hereinafter defined) agreeing to become a party to this Agreement (collectively referred to herein as "Contributors") and The Mendik Partnership, L.P. (formerly known as The Mendik Company, L.P.) (in its capacity as a general partner of the Partnership (hereinafter defined), the "General Partner").

     WHEREAS, it is desired to consolidate (the "Consolidation") interests in up to seven general or limited partnerships or limited liability companies of which the General Partner or an affiliate is a general partner, together with the assets of Mendik Realty Company, Inc and Mendik Management Company, Inc., each a New York corporation and affiliate of the General Partner, with and into Operating Partnership and to effect the initial public offering (the "Offering") of shares of common stock of the REIT ("Common Stock").

     WHEREAS, prior to the Consolidation, the REIT shall merge into The Mendik Company, Inc., a Maryland corporation, and from and after such merger, all references herein to the REIT shall refer to The Mendik Company, Inc.

     WHEREAS, Contributors are owners of interests in M330 Associates, a New York limited partnership (the "Partnership"), which is a general partner in 330 Madison Company, a New York general partnership ("330 Madison"), which owns land and improvements (the "Property") known as 330 Madison Avenue, New York, New York;

     WHEREAS, Contributors wish to transfer all of their interests in the Partnership (excluding the transfer by the General Partner of a portion of its interest as general partner of the Partnership equal to a 1% interest in 330 Madison and the obligations as managing general partner of the Partnership, but including the General Partner's preference right to distributions); provided, however, that unless all of the partners consent, the General Partner's interest shall not be assigned (the interests to be assigned by Contributors being hereinafter collectively referred to as the "Contributed Interests");

     WHEREAS, in connection with the consummation of the Consolidation and the Offering, the parties hereto desire that Operating Partnership and, if designated by Operating Partnership, one or more special purpose subsidiary partnerships or limited liability companies of Operating Partnership or one or more other entities controlled by Operating Partnership (each a "Designated Subsidiary") acquire all of the interests in the Partnership through the contribution of such interests to Operating Partnership and/or one or more Designated Subsidiaries upon the terms and conditions provided herein; and

     WHEREAS, if the holders of all of the interests in the Partnership do not execute the Partner Consent annexed to and forming a part of the Memorandum (the "Partner Consent"), it is contemplated that Operating Partnership shall purchase only those interests in the Partnership owned by the Contributors.

      NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants set forth herein, Operating Partnership, Contributors and the General Partner hereby agree as follows:

     1. CONTRIBUTIONS. Upon the Closing (as defined below), and subject to the satisfaction or waiver by Operating Partnership of the conditions set forth in Section 7 of this Agreement, Contributors shall contribute, convey and assign to Operating Partnership (and/or Designated Subsidiary) and Operating Partnership (and/or Designated Subsidiary) shall acquire from Contributors all of Contributors' right, title and interest in the Contributed Interests (the "Contributions"), including, without limitation, all of Contributors' interest in the profits, losses, property and capital of the Partnership allocable to the Contributed Interests, upon the terms and conditions set forth in this Agreement.

     2. CONSIDERATION; DISTRIBUTIONS PRIOR TO CLOSING.

        (a) In full consideration for the contribution of the Contributed Interests, Operating Partnership shall deliver to Contributors at the Closing, (i) with respect to the Property Value (as such term is defined in the Memorandum) for the Property, units of limited partnership interests ("Units") in Operating Partnership, determined in accordance with the methodology described in the Confidential Solicitation of Consents and Private Placement Memorandum (the "Memorandum") dated November 11, 1996, and
(ii) additional Units as determined in accordance with Section 2(b) hereof.

        (b) If the aggregate amount of the Net Other Assets (hereinafter defined) of 330 Madison as of the close of business on the day preceding the date of the Closing (the "Closing Date") exceeds $6,040,000, Operating Partnership may elect to include all or any portion of the Specified Percentage (hereinafter defined) of such excess Net Other Assets (the "Included Excess Net Other Assets") in the transaction and issue Units (valued at the Final Offering Price (as such term is defined in the Memorandum) of the shares of Common Stock in the Offering) with a value equal to the amount of the Included Excess Net Other Assets; on the Closing Date, immediately prior to the Closing, the General Partner shall cause 330 Madison to distribute to the Partnership and the Partnership to distribute to its partners an amount equal to the Specified Percentage of any Net Other Assets which are in excess of the sum of (i) 6,040,000 plus (ii) (1) the Included Excess Net Other Assets divided by (2) the Specified Percentage.

     If the aggregate amount of the Net Other Assets of 330 Madison as of the close of business on the day preceding the Closing Date is less than $6,040,000, then, notwithstanding the provisions of Section 2(e) hereof, the Contributors shall cause the Partnership to have cash at Closing in an amount equal to 24.75% of the amount by which the Net Other Assets are less than $6,040,000. If the Partnership shall not have such cash at Closing, then Operating Partnership may terminate this Agreement by notice to the Contributors.

     As used in this Agreement, the following terms have the following meanings:

        (i) "Net Other Assets" means the excess of Certain Other Assets over Certain Other Liabilities (as such terms are hereinafter defined).

        (ii) "Certain Other Assets" means cash and cash equivalents, marketable securities, accounts receivable (including any rent escalations payable with respect to the period through the Closing Date, but excluding any receivable with respect to any period after the month in which the Closing occurs, as well as any amount payable after the month in which the

Closing occurs to the extent such amount has been recognized as income prior to the Closing), prepaid expenses (excluding any prepaid leasing costs relating to leases entered into prior to October 1, 1996), escrow deposits made by 330 Madison, capital expenditures (other than tenant improvements or building improvements required by the terms of any lease and other than those committed capital expenditures listed on Exhibit B annexed hereto) made on or after October 1, 1996, amounts paid for leasing costs, tenant and building improvements or tenant acquisition costs relating to (1) leases entered into on or after October 1, 1996 and (2) leases entered into prior to October 1, 1996, but only to the extent of any leasing expenditures with respect to such leases entered into prior to October 1, 1996 which are set forth on Exhibit C annexed hereto. For the purpose of calculating Certain Other Assets, the accounts receivable of 330 Madison shall be valued at the face amount of the accounts receivable, net of a reserve for doubtful accounts determined in accordance with generally accepted accounting principles consistently applied (but without giving effect to the straight line requirement of FASB 13).

        (iii) "Certain Other Liabilities" means accounts payable, accrued interest payable and other accrued liabilities (including any liability or obligation for leasing costs, tenant or building improvements or tenant acquisition costs payable relating to leases entered into prior to October 1, 1996 but excluding any liability or obligation for leasing costs, tenant or building improvements or tenant acquisition costs payable relating to (1) leases entered into on or after October 1, 1996 and (2) leases entered into prior to October 1, 1996, but only to the extent of any leasing expenditures with respect to such leases entered into prior to October 1, 1996 which are set forth on Exhibit C annexed hereto), the unpaid remaining cost of any committed capital expenditures listed on Exhibit B annexed hereto and prepaid rent received from tenants.

        (iv) "Specified Percentage" means the quotient, expressed as a percentage, of (1) the product of 25 and a fraction, the numerator of which is the percentage interest in the Partnership represented by the Contributed Interests and the denominator of which is 100, and (2) 100.

     For purposes of this Section 2, the exercise of an option to renew a lease or to rent additional space pursuant to a lease shall be deemed a new lease entered into on the date the renewal option is exercised or the additional space is leased.

        (c) The General Partner shall prepare and submit to Operating Partnership, not later than five days prior to the Closing Date, its best, good faith estimate of the Net Other Assets as of the close of business on the day preceding the Closing Date; such estimate shall be determined based upon the books and records of 330 Madison. The estimate submitted to Operating Partnership shall be accompanied by (i) a statement setting forth in reasonable detail the calculation of the estimated Net Other Assets as of the close of business on the day preceding the Closing Date, and (ii) a certificate signed by the General Partner confirming that the estimate was calculated in accordance with the terms of this Section 2. The estimate shall be final and binding on the parties unless, at least two days prior to the Closing, Operating Partnership gives written notice to the General Partner that it objects to any item. The Operating Partnership and the General Partner shall immediately consult with respect to any item objected to and their joint determination with respect to any items in dispute shall be final and binding on the parties. The number of additional Units to be delivered at Closing shall be based on the statement of Net Other Assets delivered by the General Partner (or the undisputed amount of Net Other Assets) and the amount of Included Excess Net Other Assets based thereon. If Operating Partnership and the General Partner are unable to reach agreement on the amount of Net Other Assets prior to Closing, within ten days after the Closing, the dispute shall be referred to and resolved by a "Big 6" firm of independent certified public accountants proposed by Operating Partnership and reasonably acceptable to the General Partner, and the determination by that accounting firm shall be final and binding on the parties. Promptly after that determination, Operating Partnership shall deliver to the General Partner, as agent for the Contributors, any additional Units payable as a result of the determination. The fees and expenses of the accounting firm shall be borne by Operating Partnership.

        (d) An amount equal to the Specified Percentage of any amounts collected by Operating Partnership after the Closing Date relating to the period through the Closing Date with respect to refunds of real estate taxes paid by 330 Madison (less any costs incurred by Operating Partnership in obtaining such refunds and less any portion of such refunds required to be paid to tenant) shall be promptly paid to the General Partner, as agent for the Contributors, not later than 10 days after the end of the month in which such amounts are collected.

        (e) Prior to the close of business on the day preceding the Closing, the General Partner shall cause the Partnership to satisfy any outstanding liabilities and, subject to Section 2(b) hereof, to distribute all remaining cash to its partners.

        (f) A dispute currently exists between 330 Madison and BCCI (as such term is defined in the Memorandum) as to the outstanding principal amount of 330 Madison's indebtedness to BCCI (the "BCCI Indebtedness"). Within 10 days after the BCCI Indebtedness is repaid, Operating Partnership shall pay to the General Partner, as agent for the Contributors, the amount to which the Contributors are entitled, as set forth in the Memorandum, with respect to the resolution of the dispute with respect to the amount of the BCCI Indebtedness.

     3. ACCEPTANCE OF CONTRIBUTIONS. Operating Partnership hereby agrees that at the Closing it shall accept the Contributions and shall assume any and all rights, obligations and responsibilities of Contributors as owners of the Contributed Interests that arise from and after the Closing Date.

     4. CLOSING TIME AND PLACE. Unless another date or place is agreed to by the parties, the closing of the Contributions (the "Closing") shall take place contemporaneously with the closing of the Consolidation and the Offering at the offices of Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, New York, New York 10036, or such other place and time as Operating Partnership and the General Partner shall agree upon, upon the satisfaction or waiver of all conditions to the Closing set forth in Section 7 hereof.

     5. REPRESENTATIONS AND WARRANTIES OF OPERATING PARTNERSHIP. Operating Partnership hereby represents and warrants to Contributors as follows, which representations and warranties shall be true and correct on the Closing Date:

     5.1 ORGANIZATION, POWER AND AUTHORITY, AND QUALIFICATION. Operating Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. The REIT is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Each of Operating Partnership and the REIT has the requisite power and authority to carry on its respective business as it is now being conducted. Each of Operating Partnership and the REIT is qualified to do business and is in good standing in each jurisdiction in which the character of its property owned or leased or the nature of its activities makes such qualification necessary, except where the failure to be so qualified and in good standing would not have a material adverse effect on the business or financial condition of Operating Partnership or the REIT, as the case may be.

     5.2 AUTHORITY RELATIVE TO THIS AGREEMENT. Operating Partnership has taken all action necessary to authorize the execution, delivery and performance of this Agreement by

Operating Partnership and no other proceedings on the part of Operating Partnership are necessary to authorize the execution and delivery of this Agreement and the consummation of the Contributions.

     None of the execution and delivery of this Agreement by Operating Partnership, the consummation by Operating Partnership of the Contributions or compliance by Operating Partnership with any of the provisions hereof shall (i) conflict with or result in any breach of any provisions of the Partnership Agreement of Operating Partnership; (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Operating Partnership is a party or by which it or any of its properties or assets may be bound; or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Operating Partnership; except in the case of (ii) or (iii) for violations, breaches, or defaults (A) that would not in the aggregate have a material adverse effect on the business or financial condition of Operating Partnership or the REIT, and that shall not impair the effectiveness of the Contributions contemplated hereby, or (B) for which waivers or consents have been or shall be obtained prior to the Closing Date.

     5.3 BINDING OBLIGATION. This Agreement has been duly and validly executed and delivered by Operating Partnership and constitutes a valid and binding agreement of Operating Partnership, enforceable against Operating Partnership in accordance with its terms, except that such enforcement may be subject to bankruptcy, conservatorship, receivership, insolvency, moratorium, or similar laws affecting creditors' rights generally or the rights of creditors of limited partnerships and to general principles of equity.

     5.4 INSOLVENCY. There are no attachments, executions or assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy, or under any other debtor relief laws, contemplated by or pending or threatened against Operating Partnership.

     5.5 BROKERS. Neither Operating Partnership nor the REIT has employed or dealt with any broker or finder, or incurred any liability therefor, in connection with the Contributions.

     5.6 VALID CONSIDERATION. The Units, when issued in accordance with this Agreement and the Operating Agreement of Operating Partnership, shall be duly and validly issued, fully paid and nonassessable, and the issuance thereof shall not be subject to preemptive or other similar rights.

     6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF CONTRIBUTORS. Each Contributor, in his, her or its capacity as a partner of the Partnership, hereby represents and warrants to and agrees with Operating Partnership with respect to his, her or its Contributed Interests as follows, which representations and warranties shall be true and correct on the Closing Date:

     6.1 TITLE; AUTHORITY TO ASSIGN. Contributor (i) owns good and marketable, legal and beneficial title in and to his, her or its Contributed Interests which are held or by the Closing Date shall be held free of liens, encumbrances, judgments, adverse interests, pledges and security interests, other than any such interests in the Contributed Interests granted pursuant to the Operating Agreement of the Partnership, (ii) holds the entire right, title and interest in and to his, her or its Contributed Interests, and (iii) has the full right, power, capacity and authority to validly contribute and convey his, her or its Contributed Interests pursuant to this Agreement.

    6.2 NO BREACH OF OPERATING AGREEMENT. None of the execution and delivery of this Agreement by Contributor, the consummation by Contributor of the Contributions or compliance by Contributor with any of the provisions hereof shall as of the Closing Date conflict with or result in any breach of any provisions of the Operating Agreement of the Partnership or any other agreement to which Contributor is a party.

    6.3 INSOLVENCY. There are no attachments, executions or assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy, or under any other debtor relief laws, contemplated by or pending or, to the knowledge of Contributor, threatened against Contributor.

    6.4 LITIGATION. Contributor has no knowledge of any actual or pending litigation or proceeding by any organization, person, individual or governmental agency against Contributor with respect to or against or potentially affecting his, her or its Contributed Interests.

    6.5 BINDING OBLIGATION, ETC. This Agreement has been duly and validly executed and delivered by Contributor to Operating Partnership and constitutes a legal, valid and binding agreement of Contributor, enforceable against Contributor in accordance with its terms, except as such enforcement may be limited by bankruptcy, conservatorship, receivership, insolvency, moratorium or similar laws affecting creditors' rights generally and to general principles of equity. Contributor further represents and warrants that if Contributor is a corporation, partnership, trust or other entity, it has the power to, and is duly authorized and otherwise duly qualified to, purchase and hold securities such as Units and shares of Common Stock and such entity has its principal place of business as set forth on Exhibit A.

     6.6 BROKERS. Contributor has not employed or dealt with any broker or finder, or incurred any liability therefor, in connection with the Contributions.

     6.7 SECURITIES ACT AND OTHER REPRESENTATIONS AND AGREEMENTS.

         (a)(i) Upon the issuance of Units to Contributor, Contributor shall become subject to, and shall be bound by, the terms and provisions of the Partnership Agreement of Operating Partnership, including the terms of the power of attorney contained in Section 15.11 thereof, as the Partnership Agreement may be amended and restated from time to time in accordance with its terms.

           (ii) Contributor or his, her or its advisor(s) have had a reasonable opportunity to ask questions of and receive information and answers from a person or persons acting on behalf of the Partnership concerning the Consolidation, and, as Contributor may deem necessary, to verify the information contained in the Memorandum, receipt of which is acknowledged, and any other information provided to Contributor by the Partnership or Operating Partnership and all such questions have been answered and all such information has been provided to the full satisfaction of Contributor.

          (iii) Contributor is acquiring Units for his, her or its own account as principal, for investment and not with a view to resale or distribution, that the shares of Common Stock of the REIT which may be obtained upon redemption of the Units may not be transferred or otherwise disposed of by Contributor otherwise than in transactions pursuant to the registration statement required to be filed by the Partnership with respect to such shares of Common Stock or that are exempt from the registration requirements of the Securities Act of 1933 (the "Securities Act") and all applicable state and foreign securities laws, and that the REIT may refuse to transfer any shares of Common Stock as to which evidence of such registration or exemptions from such registration satisfactory to the REIT is not provided to it.

         (iv) Contributor has sufficient knowledge and experience in financial, tax and business matters to enable them to evaluate the merits and risks of an investment in the Units. Contributor has the ability to bear the economic risk of acquiring the Units. Contributor acknowledges that (1) the transactions contemplated by this Agreement and the Memorandum involve complex tax consequences for each Contributor and each Contributor is relying solely on the advice of their own tax advisors in evaluating such consequences, and (2) neither Operating Partnership nor the General Partner has made (or shall be deemed to have made) any representations or warranties as to the tax consequences of such transaction to any Contributor. Each Contributor remains solely responsible for all tax matters relating to each Contributor.

           (v) If needed, Contributor has discussed with his, her or its professional, legal, tax or financial advisors the suitability of an investment in Units or shares of Common Stock for his, her or its particular tax and financial situation. Nothing contained herein or in the Memorandum shall be deemed to imply any representation by Operating Partnership or the General Partner as to a particular tax effect that may be obtained by any Contributor. All information that Contributor has provided to Operating Partnership concerning himself or herself or itself and his, her or its financial position is correct and complete as of the date hereof, and if there should be any material change in such information prior to issuance of Units to the partners, he, she or it shall immediately provide such changed information to Operating Partnership.

        (vi) Contributor has not disclosed any information contained in the Memorandum to anyone other than his or her spouse or his, her or its professional, legal, tax or financial advisors advising him, her or it in connection with this investment and has not reproduced the Memorandum other than for the use of such advisors.

        (b) STATUS AS A UNITED STATES PERSON. (i) Unless otherwise indicated on the Partner Consent, Contributor certifies that Contributor is not a foreign person within the meaning of Section 1445 of the Internal Revenue Code ("Section 1445"). To the extent that Contributor is not a foreign person within the meaning of Section 1445, (1) Contributor's U.S. taxpayer identification number that has previously been provided to the Partnership is accurate, (2) Contributor's home address (in the case of an individual) or office address (in the case of an entity) is that address indicated on Exhibit A of this Agreement and (3) if Contributor subsequently becomes a foreign person within the meaning of Section 1445, Contributor shall notify Operating Partnership within sixty (60) days of doing so.

          (ii)  If Contributor is a foreign person within the meaning of
Section 1445, Operating Partnership shall withhold ten percent (10%) of the amount realized (as such term is defined in Section 1001 of the Internal Revenue Code) by Contributor in connection with the Contributions, unless Operating Partnership shall receives from Contributor a notice of nonrecognition transfer with respect to the Contributions by Contributor (in a form to be provided by Operating Partnership).

           (c) INDEMNIFICATION. Contributor hereby agrees to indemnify and hold harmless the Partnership, the REIT, Operating Partnership and the General Partner and any of the employees, agents, officers, directors and affiliated persons of the foregoing from any and all damages, losses, costs and expenses (including reasonable attorneys' fees) which they, or any of them, may incur by reason of a failure by Contributor to fulfill any of the terms and conditions of this Agreement or by reason of the breach by Contributor of any of the representations and warranties contained herein.

    (d) WAIVER AND CONTRIBUTION. Contributor understands that (i) the Units to be issued pursuant to the Consolidation have not been registered under the Securities Act and (ii) the failure to register such Units could result in Contributor being granted certain rights under the Federal securities laws, including a right to rescind Contributor's consent to the Consolidation. For the benefit of Operating Partnership, and in consideration of Operating Partnership's consummating the Consolidation, Contributor (x) hereby waives any and all rights he or she now has or may hereafter be granted to rescind his or her consent to the Consolidation on the basis that the Units issued in connection with the Consolidation were not registered (the "Waiver") and (y) agrees that if the Waiver is deemed void or unenforceable for any reason, including, without limitation, under Section 14 of the Securities Act, the entire beneficial interest in all property and amounts received by Contributor in any action to rescind the Consolidation (regardless of whether such action was initiated by Contributor) or otherwise received by Contributor as damages for failure to register the Units under the Securities Act, shall be promptly paid over and contributed by Contributor to Operating Partnership, for no additional consideration from Operating Partnership, other than the Units originally issued pursuant to the Consolidation.

    Whenever the context shall require, all words in the male, female or neuter gender shall be deemed to include the other genders, all singular words shall include the plural, and all plural words shall include the singular. All representations, covenants and agreements of Contributor set forth in this Agreement shall survive the consummation of the Consolidation contemplated by the Memorandum.

    7. CONDITIONS TO COMPLETION. In addition to the conditions to completion of the Consolidation set forth in the Memorandum, the obligations of Operating Partnership to consummate the transactions contemplated by this Agreement shall be subject to fulfillment (or waiver by Operating
Partnership) at or prior to the Closing of the following conditions:

    7.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. The representations, warranties and covenants made by Contributors in this Agreement or in any document delivered by any of them pursuant to this Agreement shall be true and correct in all material respects when made and on and as of the Closing as though such representations, warranties and covenants were made on and as of such date.

    7.2 ACTIONS AFFECTING CONTRIBUTED INTERESTS. Contributors shall not have sold, assigned, leased, pledged, transferred or encumbered any of the Contributed Interests, or entered into any other consent, commitment, understanding or other agreement, or have incurred any material obligation or liability (contingent or absolute) with respect to the Contributed Interests.

    7.3 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the value or condition of the Partnership or the Property since the date hereof, except for changes resulting from the operation of the Partnership in the ordinary course of business consistent with past practice or as otherwise contemplated by the Memorandum, in each case that do not have a material adverse effect on the business or financial condition of the Partnership.

    7.4 CONSENTS. Any and all consents required by the Operating Agreement of the Partnership, and any certificates, agreements, contribution and assumption instruments and other documents necessary or advisable to evidence the conveyance of the Contributed Interests and the admission of Operating Partnership (or Designated Subsidiary) into the Partnership by virtue of the contribution of the Contributed Interests, shall have been obtained.

    7.5 NO ORDER OR INJUNCTION. The consummation of the Contributions shall not have been restrained, enjoined or prohibited by any order or injunction of any court or governmental authority of competent jurisdiction.

    7.6 CONSOLIDATION. In addition to the consents set forth in Section 7.4 above, all conditions to the closing of the Consolidation set forth in the underwriting agreement with respect to the Offering shall have been satisfied on terms satisfactory to Operating Partnership and the General Partner.

    8.   THE CLOSING.

    8.1 CONTRIBUTORS' CLOSING DOCUMENTS. At Closing, each Contributor shall deliver (or cause to be delivered pursuant to the Power of Attorney referred to in Section 11.9) or the General Partner shall deliver the following (all of which shall be duly executed and acknowledged where required):

         (a) A written document of conveyance contributing to Operating Partnership (and/or any Designated Subsidiary) title to Contributor's Contributed Interests, free and clear of any adverse claim or interest;

         (b) Such documents and certificates as Operating Partnership reasonably may require to establish the authority of the parties executing any documents in connection with the Contributions;

         (c)  Such consents and instruments of admission as contemplated by
Section 7.4 hereof; and

         (d) Such other documents, instruments and certificates as Operating Partnership and the General Partner, as agent for the Contributors, reasonably agree are necessary or appropriate, including without limitation recording and transfer forms and affidavits.

    8.2 OPERATING PARTNERSHIP'S CLOSING DOCUMENTS. At Closing, Operating Partnership shall deliver or cause to be delivered to the General Partner, as agent for the Contributors, the following:

         (a)  The Units; and

         (b) Such other documents and instruments as the General Partner, as agent for the Contributors, and Operating Partnership agree are necessary or appropriate, including without limitation recording and transfer forms and affidavits.

    9. CLOSING COSTS. Operating Partnership shall pay or provide for the payment of all other costs associated with the closing of the Contributions of the Contributed Interests pursuant to this Agreement, as described in the Memorandum.

    10. OPERATION IN THE ORDINARY COURSE. The General Partner shall use reasonable efforts to operate the Partnership and the Property in the ordinary course of business between the date hereof and the closing of the Consolidation, including making any necessary capital expenditures and leasing expenditures consistent with past practices to maintain the quality and value of the Property.

    11.  GENERAL PROVISIONS.

    11.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. It is the express intention and agreement of the parties hereto that the representations and warranties of the parties set forth in this Agreement shall survive the consummation of the Contributions and the Closing.

    11.2 NOTICES. All notices, demands, requests or other communications that may be or are required to be given or made by any party to the other parties pursuant to this Agreement shall be in writing and shall be hand delivered or transmitted by certified mail, express overnight mail or delivery service, telegram, telex or facsimile transmission to the parties at the addresses specified in Exhibit A or such other address as the addressee may indicate by written notice to the other party.

    Each notice, demand, request or communication that is given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (with the delivery receipt, the affidavit of messenger or (with respect to a telex) the answer back being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

    11.3 GOVERNING LAW. This Agreement, the rights and obligations of the parties hereto and any claims or disputes relating to such rights and obligations shall be governed by and construed under the laws of the State of New York.

    11.4 HEADINGS. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

    11.5 BENEFIT AND ASSIGNMENT. No Contributor shall assign this Agreement, in whole or in part, whether by operation of law or otherwise, without the prior written consent of Operating Partnership. Any purported assignment contrary to the terms hereof shall be null, void and of no force and effect.

    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns as permitted hereunder. No person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors and assigns as permitted hereunder.

    The Operating Partnership may designate one or more Designated Subsidiaries to acquire all or any part of the Contributed Interests (in which case the Designated Subsidiary shall execute a certificate at closing making the same representations and warranties as are made by Operating Partnership and references to Operating Partnership shall include the Designated Subsidiaries except where the context clearly indicates otherwise).

    11.6 SEVERABILITY. If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provisions or the remaining provisions of said agreement so long as the economic and legal substance of the Contributions is not affected in any manner materially adverse to either party.

   11.7 ENTIRE AGREEMENT; AMENDMENT. The Schedules and the Exhibits attached hereto are hereby incorporated into the Agreement as if fully set forth herein. This Agreement, and the Schedules and Exhibits attached hereto (each of which shall be deemed incorporated herein and made a part hereof), together with the Memorandum, contain the final and entire agreement between the parties hereto with respect to the Contributions, supersede all prior oral and written memoranda and agreements with respect to the matters contemplated herein, and are intended to be an integration of all prior negotiations and understandings. Contributors and Operating Partnership shall not be bound by any terms, conditions, statements, warranties or representations, oral or written, not contained or referred to herein or therein. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

    11.8 NO WAIVER. No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement or under any other instrument or document given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

    11.9 CONSENT AND POWER OF ATTORNEY. The General Partner hereby consents to the contribution of the Contributed Interests pursuant hereto by each of the Contributors. Each Contributor is executing a Partner Consent pursuant to which such Contributor (a) is executing this Agreement, and (b) is consenting to each matter set forth therein. In addition, by executing this Agreement pursuant to the Consent, each Contributor is constituting and appointing each of David R. Greenbaum, John J. Silberstein and Christopher G. Bonk, individually, with full power of substitution, the true and lawful attorney-in-fact (the "Attorney") of such Contributor, with full power and authority in the name of and for and on behalf of such Contributor, to execute an instrument of conveyance contributing his, her or its Contributed Interests to Operating Partnership pursuant to the Consolidation on the terms set forth in the Memorandum, to execute the Partnership Agreement of Operating Partnership and the Registration Rights Agreement (as such term is defined in the Memorandum) and to execute any other instruments that the General Partner reasonably determines necessary or appropriate in connection with the contribution of the Contributed Interests pursuant to this Agreement.

    Each Contributor shall promptly notify the General Partner if any of the representations and warranties by that partner were not true and correct when made or become untrue at any time prior to the Closing.

    IN WITNESS WHEREOF, each of the Contributors has executed a separate Partner Consent agreeing to be bound by the terms of the Agreement and each of Operating Partnership, and the General Partner has caused this Agreement to be duly executed and delivered on its or his behalf as of the date first above written.

                                   THE MENDIK COMPANY, L.P.

                                   By:  Mendik Group, Inc.


                                        By: ________________________________
                                        Name:
                                        Title:

                                   THE MENDIK PARTNERSHIP, L.P.

                                        By: ________________________________
                                            Bernard H. Mendik, general partner